UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                         Allstate Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:
2)   Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)   Proposed maximum aggregate value of transaction:
5)   Total fee paid:
     [_]  Fee paid previously with preliminary materials.
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:
          2)   Form, Schedule or Registration Statement No.:
          3)   Filing Party:
          4)   Date Filed:

SEC 1913 (3-99)

                         ALLSTATE FINANCIAL CORPORATION

                        8180 Greensboro Drive, Suite 525

                             McLean, Virginia 22102

                                  703-883-9757

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To be Held on August 8, 2000

The Annual Meeting of Shareholders of Allstate Financial Corporation (the "Company") will be held at the Bank of America, Mezzanine Level, 8300 Greensboro Drive, McLean, VA 22102, on August 8, 2000, at 11:00 a.m., for the following purposes:

1. To elect six (6) directors for a term of one year or until their successors have been elected and qualified.


2. To approve (a) the reincorporation of the Company as a Delaware corporation, and as separate proposals the following provisions:
               (b) a provision in the Delaware certificate of incorporation restricting the transfer of the Company's securities, (c)a provision in the Delaware certificate of incorporation which increases the number of authorized shares of common stock from 10 million to 20 million, and (d) provisions in the Delaware bylaws regarding shareholder proposals and nominations.


3. To approve the Company's 2000 Stock Option Plan.

4. To approve the Company's 2000 Restricted Stock Plan for Non-Employee
Directors.

5. To ratify the appointment of McGladrey & Pullen, LLP as independent auditors for the year ended December 31, 2000.

6. To transact such other business as may properly come before the meeting. Except with respect to procedural matters incident to the conduct of the meeting, management is not aware of any other such business.

Shareholders of record of the Company as of the close of business on June 15, 2000 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Shareholders have the right to elect dissenter's rights under Virginia Law.

                                              BY ORDER OF THE BOARD OF DIRECTORS
                                                 ALLSTATE FINANCIAL CORPORATION


                                                                  C Fred Jackson

                                                                  Secretary

McLean, Virginia


July 11, 2000

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.


                         ALLSTATE FINANCIAL CORPORATION


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS

                                 August 8, 2000

The enclosed proxy is solicited by the Board of Directors of Allstate Financial Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held at the Bank of America, Mezzanine Level, 8300 Greensboro Drive, McLean, VA 22102,on August 8, 2000, at 11:00 a.m., and at any adjournment thereof (the "Annual Meeting"). This proxy is first being sent to shareholders on July 6, 2000.


At the Annual Meeting, shareholders will be asked to consider and vote upon five proposals: to elect six (6) directors for a term of one year or until their successors have been elected and qualified; to approve the reincorporation of the Company as a Delaware corporation; to approve the Company's 2000 Stock Option Plan; to approve the Company's 2000 Restricted Stock Plan for Non-Employee Directors; and to ratify the appointment of McGladrey & Pullen, LLP as independent auditors for the year ended December 31, 1999(the "Proposals"). The second proposal regarding the reincorporation of the company includes three additional related proposals as proposals 2(b), 2(c) and 2(d) to approve the following provisions: (b) a provision in the Delaware certificate of incorporation restricting the transfer of the company's securities, (c) a provision in the Delaware certificate of incorporation increasing the number of authorized shares of common stock from 10 million to 20 million, and (d)
provisions in the Delaware bylaws regarding shareholder proposals and nominations. If proposal 2(a) regarding the reincorporation into Delaware is not approved, then proposals 2(b), 2(c) and 2(d) cannot be implemented and will be moot. If proposal 2(a) is approved but one or more of proposals 2(b), 2(c) and 2(d) are not approved, then the company's board of directors will re-evaluate the feasibility of the reincorporation and may elect to abandon the reincorporation despite the shareholder approval of proposal 2(a).

In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, facsimile, telegraph or in person. None of these persons will receive additional compensation for such solicitation but will be reimbursed for actual expenses in connection therewith. Expenses in connection with the solicitation of proxies, including the reasonable expenses of brokers, fiduciaries and other nominees in forwarding proxy material, will be borne by the Company.

                                VOTING OF PROXIES

Each holder of the Company's common stock of record as of the close of business on the record date, June 15, 2000, is entitled to vote in person or by proxy on all matters to be voted upon at the Annual Meeting. As of the record date, the Company had 2,324,616 shares of common stock outstanding, each of which shares is entitled to one vote on each matter presented.

If a proxy in the accompanying form is properly executed and returned to the Company in time for the Annual Meeting and is not revoked prior to the time it is exercised, the shares represented by the proxy will be voted in accordance with the directions specified therein for the matters listed on the proxy card. Unless the proxy indicates otherwise, proxies will be voted FOR each of the proposals and otherwise in the discretion of the proxy holders as to any other matter that may come before the Annual Meeting.

Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (1) filing with the Secretary of the Company written notice thereof, delivered to Allstate Financial Corporation, 8180 Greensboro Drive, McLean, Virginia 22102; (2) submitting a duly executed proxy bearing a later date; or (3) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

Directors are elected by a plurality of the votes cast with a quorum present. A quorum consists of shareholders representing, either in person or by proxy, a majority of the outstanding common stock entitled to vote at the meeting. Abstentions are considered in determining the presence of a quorum but will not affect the plurality vote required for the election of directors. Under rules of the New York Stock Exchange applicable to broker-dealers, the election of directors is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

         The proposal to approve the reincorporation into Delaware requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Company's common stock. The company is applying this same vote requirement to each of the three related proposals identified as proposals 2(b), 2(c) and 2(d). The proposals to approve the 2000 Stock Option Plan (the "Option Plan") and the 2000 Restricted Stock Plan for Non-Employee Directors (the "Restricted Stock Plan") require the affirmative vote of the holders of a majority of the total votes eligible to be cast in person or by proxy at the meeting for approval. These three proposals are "non-discretionary" items upon which brokerage firms may not vote unless their clients have furnished voting instructions on such proposals. As a result, there may be "broker non-votes" at the meeting. Because of the required votes, abstentions and broker non-votes will have the same effect as a vote against the proposals to approve the reincorporation proposal(including the related proposals,) the Option Plan and the Restricted Stock Plan.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 15, 2000, the amount of common stock of the Company beneficially owned by: (1) each person known to the Company to be the beneficial owner of more than 5% of the aggregate shares of the Company's outstanding common stock, (2) each director of the Company, (3) each of the current named executive officers in the Summary Compensation Table, and (4) all executive officers and directors as a group.

------------------------------------------------------- ---------------------------------- ---------------------------
                   Name and Address                               Common Shares                 Percent of Class
                                                               Beneficially Owned
------------------------------------------------------- ---------------------------------- ---------------------------
Timothy G. Ewing 1, 2
Ewing and Partners
Value Partners, Ltd.
4514 Cole Avenue, Suite 808
Dallas, Texas 75201                                                 1,314,060                        44.2%

Herzog,Heine,Geduld,Inc.
525 Washington Blvd.,10th Flr.
Jersey City, NJ 07002                                                200,571                          8.6%

Tweedy,Browne Company L.L.C.
52 Vanderbilt Avenue
New York, NY 10017                                                   136,150                          5.9%

Lindsay B. Trittipoe 3
4208 West Franklin St.
Richmond, VA 23221                                                   135,289                          5.8%

Walter P. Carucci 4
Carucci Family Partners
Carr Securities Corp.                                                128,456                          5.5%
One Penn Plaza, Suite 4720
New York, NY 10014


     1 Ewing & Partners, a Texas general partnership, is the general partner of Value Partners. Timothy G. Ewing is the general partner and the Managing Partner of Ewing & Partners. In addition, Ewing Asset Management, L.L.C., a Texas limited liability company ("EAM"), holds a 1% general partnership interest in Ewing & Partners. Mr. Ewing is the Manager and 100% owner of EAM. The principal place of business for Ewing & Partners, EAM, and Mr. Ewing is the same as for Value Partners.

     2 Value Partners owns $4,197,000 of the Company's Convertible Subordinated Notes due September 30, 2003 ("New Notes"), which are currently convertible into 645,692 shares of common stock and are included in the table. Excluding such shares, Value Partners owns 668,368 shares or 28.8% of the issued and outstanding common stock.

     3 Mr. Trittipoe is also a director of the Company

     4 Walter P. Carucci is the general partner of Carucci Family Partners and President of Carr Securities Corp. Mr. Carucci personally owns 50,000 shares, Carucci Family Partners owns 56,500 shares, and Carr Securities owns 2,264 shares. In addition, Carucci Family Partners owns $128,000 of New Notes, which are convertible into 19, 692 shares of stock, which are included in the table.




Directors:

------------------------------------------------------- ---------------------------------- ---------------------------
                   Name and Address                               Common Shares                 Percent of Class
                                                               Beneficially Owned
------------------------------------------------------- ---------------------------------- ---------------------------

C. Scott Bartlett, Jr.5                                             13,495                             0.6%

David W. Campbell                                                    9,000                             0.3%

Charles G. Johnson                                                  61,000                             2.6%

Steven W. Lefkowitz                                                 13,000                             0.6%

Edward A. McNally                                                   14,000                             0.6%

William H. Savage 6                                                 50,385                             2.1%


      Executive Officer who is not a Director:

------------------------------------------------------- ---------------------------------- ---------------------------
                   Name and Address                               Common Shares                 Percent of Class
                                                               Beneficially Owned
------------------------------------------------------- ---------------------------------- ---------------------------

C. Fred Jackson 7                                                   40,133                            1.7%


For  all  Executive  Officers  and  Directors  as a
Group (8 persons)                                                   335,302                           14.3%

The amounts in the table are based on filings or other information furnished by the respective individuals or entities. Under applicable regulations, shares are deemed to be beneficially owned by a person if he directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he has any economic interest in the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares. Under applicable regulations, a person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of June 15, 2000 pursuant to the exercise of outstanding stock options or convertible notes. Shares of common stock owned by such person or group are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group, but not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.

The amounts set forth in the table above include shares which may be received upon the exercise of stock options within 60 days of June 15, 2000 as follows:
Mr. Bartlett, 13,000 shares; Mr. Campbell, none; Mr. Johnson, 60,000 shares; Mr. Lefkowitz, 13,000 shares; Mr. McNally, 13,000 shares; Mr. Savage, 13,000 shares; Mr. Trittipoe, 13,000 shares; Mr. Jackson, 30,000 shares; and all directors and officers as a group, 155,000 shares.

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTORS

                             AND EXECUTIVE OFFICERS

PROPOSAL NUMBER ONE

Election of Directors

The Company's Articles of Incorporation provide that the number of directors shall be ten, or such lesser number as the Board of Directors shall fix. The Board of Directors has fixed that number at six for purposes of the Annual Meeting. There is only one class of directors.

Directors of the Company are elected to serve until the next annual meeting of the shareholders of the Company and until their respective successors are elected and qualified.

There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected or nominated as a director, and no director or nominee for director is related to any other director, nominee for director or executive officer of the Company by blood, marriage or adoption.

Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

                                                            Principal Occupation                                  Director
     Name                Age                                And Other Directorships                                 Since
                                                                                                                     1995

David W. Campbell        53  Interim CEO from June 1998 to January  1999. Chairman,  Director and CEO of
                             Dominion  Savings  Bank in Front Royal,  Virginia. President and Chief
                             Operating Officer and Director of Southern Financial Bancorp, Inc., and Southern
                             Financial  Bank in Warrenton,  Virginia  from April 1996 to June 1997;  formerly
                             President  and Chief  Executive  Officer of  Ameribanc  Savings  Bank ("ASB") in
                             Annandale,  Virginia  (June 1990 through March 1995);  prior to that,  Executive
                             Vice  President  and Chief  Operating  Officer of ASB (1984  through June 1990);
                             also, a director of ASB (1988  through  March 1995);  served as a Trustee of the
                             Ameribanc  Investors Group, a savings and loan holding company  headquartered in
                             Annandale, Virginia, from 1992 to March 1995.


                                       8


Charles G. Johnson       54  President  and CEO of the Company  since  January  1999. He is President of             1999
                             the Commercial Finance  Association,  the national trade association of the factoring  and asset based lending  industry,  and will become its Chairman in the year 2001.  From  February  1997 to November  1998, he was Executive
                             Vice  President  and  Division  Manager  for Heller  Commercial  Funding in
                             Chicago,  Illinois.  From  1993  to  February  1997,  he  was  Senior  Vice
                             President  and Region  Manager  for  Heller  Business  Credit.  He was Vice
                             President  and Regional  Manager of Whirlpool  Financial  Corporation  from
                             1989 to 1993,President  and CEO of First Union Commercial  Corporation from
                             1983 to  1987,  and  Vice  President  and  Senior  Credit  Officer  of that organization during 1982 and 1983.

Steven W. Lefkowitz      44  Founder and  President  of Wade  Capital  Corporation,a  privately  held                1998
                             investment firm in New York City,  since 1990. From 1988 to 1990, he served as Vice President of Corporate  Finance for Drexel Burnham  Lambert,  Inc.,
                             where he had been  employed  since 1985. He serves on the Board of Franklin
                             Credit Management Corporation (Nasdaq:  "FCSC"), as well as several private companies.

Edward A. McNally        57  Managing  Director,  Windham  Partners,  LLC (commencing August 1996). The              1996
                             principal  business  of  the  company  is  management  consulting  for  the financial  services  industry.  The company is headquartered in Ridgefield,
                             Connecticut.   Since  1991,  he  has  served  as  a  management  consultant specializing in domestic and international  financial  services  companies.
                             Prior to 1991,  he was Senior Vice  President,  National  Westminster  Bank
                             USA,  specializing  in  middle  market  companies.   In  addition,  he  has
                             extensive  experience with equipment leasing,  commercial  finance,  media, and textile and apparel companies.


William H. Savage        67  Chairman  of  Island  Preservation  Partnership,  developer  of a 1,200  acre           1995
                             private, oceanfront retreat near Charleston,  S.C.; President and Director of
                             Richards  United  Corporation,  a real  estate  investment  company  based in
                             Alexandria,  Virginia, and Chairman of Orchids Dominicana,  S.A., Santo
                             Domingo,  D.R.,  which  propagates and cultivates  orchid plants for the U.S.
                             market.  From 1994 to 1995,  he was a Director of Jefferson  Federal  Savings
                             Bank in  Warrenton,  Virginia.  Prior to  1990,  he was the  Chief  Executive
                             Officer  and  Trustee  of  Ameribanc   Investors   Group,   headquartered  in
                             Annandale, Virginia.

                                       9


Lindsay B. Trittipoe     42  Since  January  1998,  President  of  Commonwealth   Acceptance,   Inc.,  a             1997
                             Richmond,    Virginia   company    specializing   in   commercial   finance
                             transactions.  Prior  to  forming  Commonwealth,  he  was  Vice  President,
                             Capital Markets of Wheat First Securities (now First Union  Securities),  a
                             Richmond,   Virginia  based   investment  bank  and  brokerage  firm,  from
                             September   1995  to  October  1997.  He  was  Vice  President  of  Craigie
                             Incorporated,  a Richmond,  Virginia based investment bank and bond trading firm,  from  1989 to  September  1995.  He also  served  as a  director  of
                             TideMark  Bancorp,  a Virginia savings and loan holding company,  from 1989 to the  sale  of the  company  in  1995  to  Crestar  Bank.  He  served  on
                             TideMark's Executive Committee and as Chairman of its Investment Committee.



Executive Officer Who Is Not a Director

The following table sets forth certain information with respect to the current executive officer of the Company who is not a director. There are no arrangements or understandings between the Company and this person pursuant to which he was elected an executive officer of the Company, and he is not related to any director or officer of the Company by blood, marriage or adoption.


                                                                 Principal Occupation

           Name             Age                              During The Past Five Years

      C. Fred Jackson       47  Senior Vice President,  Secretary,  Treasurer,  and Chief Financial Officer of the
                                Company since April 1999.  Senior Vice  President  and Chief Credit  Officer of the
                                Company from  September  1998 through  March 1999.  Independent  Consultant  to the financial  services  industry from July 1997 through  September  1998. From October
                                1996 to June 1997,  Senior Vice  President and Chief  Financial  Officer of Jayhawk
                                Acceptance Corp. From 1991 to 1996,  employed by The Money Store Inc. most recently as Vice President,  Finance.  From 1981 to 1991,  employed at National  Westminster
                                Bank USA.





Meetings and Committees of the Board

During 1999, there were eight regular meetings of the Board of Directors and seven telephonic meetings. The Board has Audit and Compensation Committees as described below. Each of the directors of the Company attended at least 75% of the meetings of the Board of Directors held during the period he served, and at least 75% of the meetings of any committees upon which he serves.

The Audit Committee currently consists of Messrs. C. Scott Bartlett, a current director who is not standing for reelection, Lefkowitz, and Campbell, ex officio. The committee met two times during 1999. The Audit Committee reviews the internal controls and operations of the Company, recommends independent accountants for appointment by the Board of Directors, and reviews the scope of the work of the independent accountants and their audit reports.

The Compensation Committee currently consists of Messrs. McNally, Savage, and Trittipoe. The Compensation Committee met once in 1999. The committee reviews executive compensation, employment contracts, and other related compensation matters, and makes recommendations to the Board of Directors concerning the selection of employees to receive stock options and the terms of such option grants.

The Board does not have a nominating committee. The functions of this committee are performed by the Board of Directors. The Board also does not have a separate executive committee.

Compensation of Directors

For the period from January 1999 through June 1999, directors who are not officers of or consultants to the Company received a fee of $2,000 per board meeting attended in person, plus reimbursement for their expenses associated with attending those meetings. Directors who are not officers of or consultants to the Company also may receive a fee of $500 per board meeting attended by conference telephone call. Beginning July 1999 the board eliminated such fees. In addition, from January 1999 through June 1999, non-management directors were granted 1,000 stock options per meeting attended at an exercise price equal to the greater of (a) $7.00 per share and (b) 110% of the fair market value per share of the Company's common stock on the date of grant. The options are exercisable until December 31, 2000. All stock option grants made to directors during this period were made under the Company's Non Qualified Stock Option Plan.

Directors do not receive additional fees to serve on any committee or as chair of any committee. Directors who are officers of or consultants to the Company receive no compensation for serving as directors, but are reimbursed for out-of-pocket expenses related to attending board or committee meetings.

Mr. Campbell was paid a consulting fee of $2,500 per month as non-executive chairman of the board for the period during which he was not employed by the Company, from July 1999, through December 1999.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain summary information concerning compensation paid or accrued by the Company for the years ended December 31, 1999, 1998 and 1997, to or on behalf of individuals serving as the Company's Chief Executive Officer, the Company's only other executive officer as of the end of the last fiscal year, and two additional individuals for whom disclosure would have been provided but for the fact that each was not serving as an executive officer at the end of the fiscal year.

Annual compensation does not include amounts attributable to other miscellaneous benefits received by the named executive officers. The costs to the Company of providing such benefits during 1999 did not exceed 10% of the total salary and bonus paid to or accrued for the benefit of any such individual executive officer.





                                       12

-------------------------------------- ------------ -------------- ------------ -------------------- ----------------------
                                                                                      Awards-              All Other

                                                       Annual        Annual         Securities              Compen-
              Name and                                 Salary         Bonus         Underlying              sation
         Principal Position               Year           ($)           ($)            Options                 ($)
-------------------------------------- ------------ -------------- ------------ -------------------- ----------------------

Charles G. Johnson                        1999            178,222            -               60,000              1,517(1)
Director/CEO                              1998                  -            -                    -              18,765(2)

David W. Campbell                         1999             83,032            -                    -              12,500(3)
Director, Interim CEO (4),                1998             90,200            -                    -              9,964(5)
Chairman of the Board                     1997                  -            -                8,000              22,365(6 )

C. Fred Jackson                           1999            178,500            -                    -              -
Secretary/Treasurer and CFO, Senior       1998             69,598            -               30,000              -
Credit Officer

Lawrence M. Winkler                       1999             26,315            -                    -              115,706(7)
Secretary/Treasurer                       1998            163,550       17,685                    -              4,417(1)
and CFO                                   1997            163,373       23,572                    -              3,580(1)

Wade Hotsenpiller                         1999            112,852            -                    -              21,154(7)
Sr. VP and COO,                           1998            138,096       23,750                    -              3,631(1)
Sr. VP and Mgr., Factoring                1997            122,831       12,500                    -              2,263(1)

     1  Represents  contributions  made  by the  Company  to its  401(k)  plan
     2 Represents consulting fees paid during the period prior to becoming an employee.
     3 Represents consulting fees.
     4 Interim CEO from June 29, 1998 to January 21, 1999.
     5 Includes directors fees of $8,500, and contributions made by the Company to its 401(k) plan of $1,464.

     6 Includes directors fees of $14,500 and consulting fees of $7,865.
     7 Represents an amount payable pursuant to an arrangement in connection with termination of employment.

 Stock Options

Option Grants In Last Fiscal Year

                                         Number of        Percent of Total
                                        Securities       Options Granted to     Exercise or
                Name                    Underlying      Employees in Fiscal      Base Price        Expiration Date
                                      Options Created           Year

Charles G. Johnson                        30,000                50.0           $4.00                  1/21/2006

Charles G. Johnson                        30,000                50.0           $6.50                  1/21/2006





Aggregated Option Exercises In Last Fiscal Year And Fiscal Year End Option
Values

None of the named executive officers exercised any stock options during 1999.


        Name               Number of       Value Realized     Number of Securities Underlying      Value of Unexercised In-the-Money
                           Underlying             $          Unexercised Options at Fiscal Year        Options at Fiscal year End
                           Securities                                       End
                         acquired Upon
                            Exercise

                                                              Exercisable       Unexercisable       Exercisable       Unexercisable
Charles G. Johnson             --                --              60,000               --                 --                 --
David W. Campbell              --                --                --                 --                 --                 --
C. Fred Jackson                --                --              30,000               --                 --                 --
Lawrence Winkler               --                --                --                 --                 --                 --
Wade Hotsenpiller              --                --                --                 --                 --                 --

All options granted and reported in the above tables were made pursuant to the 1990 Qualified Stock Option Plan (1990 Compensatory Option Plan in the case of Mr. Campbell) and have the following material terms:

Options may be either (1) "incentive stock options" under Section 422 of the Internal Revenue Code of 1986 or (2) non-qualified stock options. The per share exercise price of the common stock subject to an incentive stock option may not be less than the fair market value of the common stock on the date the option is granted. The aggregate fair market value (determined as of the date the option is granted) of the common stock that first becomes exercisable by any employee in any one calendar year pursuant to the exercise of incentive stock options may not exceed $100,000. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option to him, 10% or more of the total combined voting power of all classes of stock of the Company (a "10% Stockholder") shall be eligible to receive any incentive stock options under the Plan unless the option price is at least 110% of the fair market value of the Common Stock subject to the option, determined on the date of the grant.

Incentive stock options granted under the Plan cannot be exercised more than ten years from the date of grant, except that incentive stock options issued to a 10% Stockholder are limited to five year terms.

Employment Agreements and Termination of Employment Agreements

The Company is currently a party to employment agreements with Messrs. Johnson and Jackson. The following sets forth their principal terms:

Mr. Johnson, the Company's President and CEO, has entered into an employment agreement with the Company dated January 20, 1999. The agreement is for a term of three years from the initial date. However, commencing on January 1, 2001, the term is extended one day at the end of every day during its length and the new maturity date of the term shall be increased by that day, unless either party shall notify the other of its intention to stop such extension, in which case the new maturity date shall be one year from the date of such notice. Mr. Johnson's salary was established at $185,000 per annum, subject to periodic increases by the Board of Directors. Mr. Johnson may receive an annual incentive bonus of up to 100% of his annual salary at the sole discretion of the Board. Mr. Johnson received a grant of 60,000 stock options (30,000 with an exercise price equal to $4.00 per share and 30,000 options with an exercise price of $6.50 per share). All of the options have a maturity date of seven years from the date of issuance and are immediately exercisable. Mr. Johnson was provided an automobile allowance of $500 per month, reimbursement of housing expenses up to $15,000, and reimbursement of moving and short-term storage expenses up to $10,000, with the housing and moving expenses to be grossed-up to reflect federal, state and local taxes. Beginning July 1999 management deferred receipt of automobile allowances.

The agreement contains confidentiality and non-compete provisions, obligates the Company to include Mr. Johnson in any benefit plans generally made available to employees, provides reimbursement of bona fide business and trade association expenses, and provides for certain death and disability benefits. In addition, if Mr. Johnson's employment is terminated by the Company for other than death, disability or cause or by Mr. Johnson for Good Reason (as defined), then Mr. Johnson will receive severance equal to (1) a lump sum payment equal to his base salary for the greater of one year or the remaining term, (2) various fringe benefits, including his automobile allowance, for one year, and (3) bonuses through and including the year of termination, pro-rated as appropriate. "Good

Reason" is defined to include certain adverse actions following a business combination or Change of Control. "Change of Control" is defined to include the acquisition of a controlling interest in the Company, including beneficial ownership of 25% or more of the common stock, by any person or entity other than Value Partners.



Mr. Jackson's agreement is dated September 1, 1998, provides for a base salary of $175,000, and has a term of one year that is extended one day at the end of every day during the term, unless either party shall notify the other of its intention to stop such extensions, in which case the closing date of the term shall be one year from the date of such notice. Pursuant to the agreement, Mr. Jackson received a grant of 30,000 incentive stock options with an exercise price of $5.00 per share. Said options will expire upon the earlier of ten years from the date of issuance or termination of employment. The agreement contains confidentiality and non-compete provisions, obligates the Company to provide Mr. Jackson with an automobile allowance of $500 per month, requires the Company to include Mr. Jackson in any benefit plans generally made available to employees, and provides for certain death and disability benefits. In addition, if Mr. Jackson's employment is terminated either by the Company for other than death, disability or cause or by Mr. Jackson following certain adverse actions subsequent to a business combination or Change of Control, then Mr. Jackson will receive severance equal to (1) a lump sum payment equal to his base salary for one year, and (2) various fringe benefits, including his bonuses and automobile allowance, for one year. The definition of Change in Control in Mr. Jackson's agreement is similar to the definition in Mr. Johnson's agreement. Beginning July 1999 management deferred receipt of automobile allowances.

Lawrence W. Winkler, formerly the Senior Vice President, Secretary and Treasurer of the Company, had a contract with the Company that expired on March 31, 1999. Effective April 1, 1999, the Company and Mr. Winkler agreed that Mr. Winkler's employment would be terminated without cause effective immediately and the Company paid Mr. Winkler a severance amount of $115,706 upon execution of a Separation and Release Agreement.

Wade Hotsenpiller, formerly Senior Vice President and Chief Operating Officer of the Company, had a contract with the Company that expired on March 31, 1999. Effective April 1, 1999, the Company and Mr. Hotsenpiller agreed that if Mr. Hotsenpiller's employment was terminated for other than cause he would receive severance payments. Effective October 8, 1999 the Company and Mr. Hotsenpillar agreed that Mr. Hotsenpiller's employment would be terminated without cause effective immediately and the Company paid Mr. Hotsenpiller a severance amount of $21,154 upon execution of a Separation and Release Agreement.

In September 1998, Value Partners purchased $2,896,000 of Notes ("New Notes") for cash from the Company in order to fund the Company's repurchase of a similar amount of subordinated convertible notes due September 30, 2000 ("Old Notes"). The New Notes have a higher interest rate (10% fixed), a lower conversion rate into the common stock ($6.50 per share versus $7.50 per share under the Old Notes), a maturity date of September 30, 2003, and more restrictive financial covenants. The Company made an exchange offer of new Notes to all holders of Old Notes who were accredited investors and who did not have their Old Notes repurchased by the Company, and $1,701,000 of Old Notes (including $1,301,000 held by Value Partners) were exchanged for new Notes. During 1999 the Company paid Value Partners $314,777 in interest on the New Notes. As the holder of over 50% of the new Notes, Value Partners has the right to name, at any time and from time to time so long as the Notes are outstanding, (a) one of the directors of the Company so long as the Board shall have eight or fewer members, including the director named by Value Partners, and (b) two directors of the Company if the Board exceeds eight members, including the first director named by Value Partners. To date, Value Partners has not exercised this right.

The Company obtained a $1,000,000 working capital loan from Value Partners. The working capital loan bears a 10% rate of interest, which is payable quarterly, and repayment terms of 25% of collections of certain assets. The outstanding balance of the loan is due March 31, 2000. As of December 31, 1999, the Company owed $799,772 on the working capital loan. In 1999 the Company paid $18,599 in interest on the working capital loan.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 ("1934 Act")requires the Company's officers and directors, and persons who own more than ten percent of its Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent stockholders are required by the Commission to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on its review of the copies of such forms received by it, and written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent stockholders were complied with during 1999.




PROPOSALS NUMBER 2(a)-2(d)


               PROPOSAL TO REINCORPORATE AS A DELAWARE CORPORATION

General


The Board of Directors of the Company has unanimously approved, subject to stockholder approval, a proposal (the "Reincorporation Proposal") to change the Company's state of incorporation from Virginia to Delaware by means of a merger (the "Merger") of the Company with and into Allstate Financial Corporation, a newly formed Delaware corporation and wholly owned subsidiary of the Company ("Allstate Delaware"). Allstate Delaware will be the surviving corporation in the Merger, and the effect of the Merger will be to change the law applicable to the Company's corporate affairs from the Virginia Stock Corporation Act ("Virginia Law") to the Delaware General Corporation Law ("Delaware Law"). This change in applicable law results in certain differences in stockholders' rights. See "-Comparison of Stockholder Rights."


The following discussion summarizes certain aspects of the Reincorporation Proposal, including certain material differences between Delaware Law and Virginia Law. This summary is not intended to be a complete description of the Reincorporation Proposal or the differences between stockholders' rights under Delaware Law or Virginia Law, and is qualified in its entirety by reference to the following documents:

o the Agreement and Plan of Merger dated June 13, 2000 between the Company and Allstate Delaware (the "Agreement") attached hereto at Appendix A;

o the Certificate of Incorporation of Allstate Delaware (the "Certificate") attached hereto at Appendix B;

o the Amended and Restated Bylaws of Allstate Delaware (the "New Bylaws") attached hereto at Appendix C; and

o the Company's Articles of Incorporation (the "Articles") and Bylaws (the "Present Bylaws"), which are available for inspection at the Company's principal executive office and which will be provided to stockholders upon request.


The Company's Board of Directors has unanimously approved the Reincorporation Proposal and, for the reasons set forth below, believes that the best interests of the Company and its stockholders will be served by changing the Company's state of incorporation from Virginia to Delaware. The Company's stockholders are being asked to approve the Reincorporation Proposal (including the adoption of the Agreement and the approval of the Certificate and the New Bylaws) at the Annual Meeting. The Board of Directors unanimously recommends that the Company's stockholders vote FOR the Reincorporation Proposal. Approval of the Reincorporation Proposal by the Company's stockholders will constitute adoption of the Agreement and approval of the Merger, the Certificate and the New Bylaws, except as set forth below. As a result of the Merger, the Certificate and New Bylaws will replace the Articles and Present Bylaws as the charter documents affecting corporate governance and stockholders' rights. See "-Comparison of Stockholder Rights." Accordingly, stockholders are urged to read carefully this proxy statement and the appendices attached hereto.

Several provisions in the certificate and the New Bylaws are being submitted to stockholders as separate but related proposals 2(b), 2(c), and 2(d). The reincorporation Proposal is proposal 2(a), and the separate but related proposals are to approve the following provisions: (b) a provision in the certificate restricting the transfer of the company's securities, (c) a provision in the Certificate increasing the number of authorized shares of common stock from 10 million to 20 million, and (d) provisions in the New Bylaws regarding stockholder proposals and nominations. If proposal 2(a) regarding the reincorporation is not approved, then proposals 2(b), 2(c) and 2(d) cannot be implemented and will be moot. If proposal 2(a) is approved but one of more of proposals 2(b), 2(c) and 2(d) are not approved, then the Company's board of directors will re-evaluate the feasibility of the reincorporation and may elect to abandon the reincorporation despite the stockholder approval of proposal 2(a).

Description of the Reincorporation Proposal 2(a)


At the Effective Date of the Merger (as defined in the Agreement), the separate existence of the Company will cease and Allstate Delaware, as the surviving corporation, will succeed to all business, properties, assets and liabilities of the Company. Each share of Common Stock of the Company issued and outstanding immediately prior to the Effective Date will by virtue of the Merger be converted into one share of common stock, par value $.01 per share, of Allstate Delaware ("Allstate Delaware Common Stock"). As of the Voting Record Date, there were 2,324,616 shares of Common Stock issued and outstanding. At the Effective Date, certificates which immediately prior to the Effective Date represented shares of Common Stock of the Company will be deemed for all purposes to represent the same number of shares of Allstate Delaware Common Stock. It will not be necessary for stockholders of the Company to exchange their existing stock certificates for stock certificates of Allstate Delaware. However, when outstanding certificates representing shares of Common Stock are presented for transfer after the Merger, new certificates representing shares of Allstate Delaware Common Stock will be issued. New certificates will also be issued upon the request of any stockholder, subject to proper endorsement, signature guarantee, if required, and payment of applicable taxes, if any.

Following consummation of the Merger, the Allstate Delaware Common Stock is expected to listed for trading on the OTC Bulletin Board, the market on which the Common Stock currently is listed for trading. The Allstate Delaware Common Stock is expected to be listed under the symbol "ASFN," which is the same symbol as the Company's current symbol. Delivery of existing stock certificates representing Common Stock of the Company will constitute "good delivery" of shares of Allstate Delaware in transactions subsequent to the Effective Date of the Merger. Approval of the Reincorporation Proposal will effect a change in the legal domicile of the Company and certain other changes of a legal nature, as described in this proxy statement. Reincorporation of the Company will not, in and of itself, result in any change in the name, business, management, location of the principal executive offices, assets, liabilities or stockholders' equity of the Company. The directors and officers of the Company prior to the Merger will continue to serve as the directors and officers of Allstate Delaware following the Merger.

Pursuant to the terms of the Agreement, each option to purchase Common Stock outstanding immediately prior to the Effective Date of the Merger under the Company's stock option plans (the "Option Plans") will be converted into an option to purchase Allstate Delaware Common Stock, subject to the same terms and conditions as set forth in the Option Plans or other agreements pursuant to which such option was granted. All other employee benefit plans and other agreements and arrangements of the Company will be continued by Allstate Delaware upon the same terms and subject to the same conditions.


Upon approval of the Reincorporation Proposal by the Company's stockholders, the proposed reorganization will be consummated at such time as the Boards of Directors of the Company and Allstate Delaware determine is advisable. The Agreement provides, however, that the Merger may be abandoned by the Board of Directors of either the Company or Allstate Delaware prior to the Effective Date, either before or after stockholder approval. In addition, the Agreement may be amended prior to the Effective Date, either before or after stockholder approval; provided, however, that the Agreement may not be amended after stockholder approval if such amendment would (1) alter or change the amount or kind of shares or other consideration to be received by stockholders in the Merger; (2) alter or change any term of the Certificate, other than as reflected by the stockholder vote on proposals 2(b) and 2(c); (3) alter or change any of the terms and conditions of the Agreement if such alteration or change would adversely affect the stockholders; or (4) otherwise violate applicable law.

Reasons for the Reincorporation Proposal 2(a)

The primary purpose for reincorporating in Delaware is to take advantage of a provision in Delaware Law that will facilitate the recapitalization of the Company. In light of the Company's significant losses in 1998, 1999 and the first quarter of 2000, its limited sources of capital and its substantially reduced ability to fund new advances to clients, the Board of Directors has adopted a strategic plan (the "Plan") in an effort to return the Company to profitability. A key component of this Plan is the conversion of the Company's convertible subordinated notes due September 30, 2003 (the "2003 Notes"), including the accrued but unpaid interest thereon, into common stock. The 2003 Notes bear interest at a fixed rate of 10% per annum (subject to a default rate of 14%) are not redeemable at the option of the Company, and are convertible into Common Stock at $6.50 per share.


At June 13, 2000, the Company had $4.6 million of 2003 Notes outstanding, plus $400,529 of accrued but unpaid interest on the 2003 Notes. Of this amount, Value Partners, Ltd. held $4.2 million of the 2003 Notes, plus $365,678 of accrued but unpaid interest. Value Partners has agreed to convert its 2003 Notes and accrued but unpaid interest, with the accrued and unpaid interest calculated at the rate of 12.5% simple interest, into Allstate Delaware Common Stock at the rate of $0.95 per share. The interest rate and the lower conversion rate were determined by arm's-length negotiations between Value Partners and a committee of three independent directors of the Company consisting of Messrs. Campbell, Lefkowitz, and McNally. However, this agreement is contingent upon (1) stockholder approval of this proposal to reincorporate into Delaware, (2) completion of the Merger,
(3) approval of an amendment to the 2003 Notes to provide for the lower conversion price, (4) approval of the Plan by holders of a majority in number and three-fourths in value of the 2003 Notes, and (5) approval of the conversion of Value Partners' 2003 Notes by the Delaware Court of Chancery. There can be no assurances that all of these conditions will be met.


As discussed below under "-Tax Consequences," a condition to the Merger is the Company's receipt of a tax opinion from PricewaterhouseCoopers LLP that the use of the Company's net operating loss ("NOL") carryforwards will not be impaired by the Merger or by the issuance of Allstate Delaware Common Stock upon conversion of the 2003 Notes. At December 31,1999, the Company had $18.7 million of NOL carryforwards, which expire in 2018 and 2019. The Company's ability to use these NOL carryforwards may be restricted by Section 382 of the Internal Revenue Code of 1986 (the "Code") if there is a change in ownership of the

Company as defined in Section 382. The issuance of Allstate Delaware Common Stock to Value Partners upon the conversion of Value Partners' New Notes will not trigger the limitations on NOL carryforwards imposed by Section 382, if Allstate Delaware is under court jurisdiction "in a Title 11 or similar case." A provision in Delaware law permits the Delaware Court of Chancery to approve a compromise or settlement of claims in a proceeding that is deemed to be a "similar case" for purposes of Section 382 of the Code.

The Board of Directors believes that this Delaware proceeding can be accomplished in a more economical and expeditious manner than the costly and protracted federal court proceedings under Title 11 of the United States bankruptcy code. As a result, the Board of Directors believes that it is in the best interests of the Company and its stockholders to reincorporate the Company into Delaware in order to take advantage of this favorable provision of Delaware Law.

Upon conversion of Value Partners' 2003 Notes (plus accrued but unpaid interest at the rate of 12.5% simple interest, as of June 13, 2000) at the reduced conversion price of $0.95 per share, Value Partners will be issued 4,802,818 shares, plus additional shares to reflect accrued but unpaid interest subsequent to June 13, 2000. When combined with the existing shares of common stock held by Value Partners, Value Partners will beneficially own a total of at least 5,470,818 shares. If none of the other holders of 2003 Notes elect to convert their votes, the Company will have issued and outstanding upon conversion of Value Partners' 2003 Notes a total of at least 7,127,434 shares of common stock. Value Partners' pro forma percentage ownership will be 76.8%.

For many years Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has adopted comprehensive corporate laws that are revised regularly to meet changing business circumstances. The Delaware legislature is sensitive to issues regarding corporate law and is responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues as well as a substantial body of case law construing Delaware's corporate law. As a result of these factors, it is anticipated that Delaware law will provide greater predictability in the Company's legal affairs than is presently available under Virginia law. Many major American corporations have initially chosen Delaware for their state of incorporation or have subsequently reincorporated in Delaware in a manner similar to that proposed.

After considering the advantages and disadvantages of the Reincorporation Proposal, including the differences between Delaware Law and Virginia Law, the

Board of Directors concluded that the benefits of being incorporated in Delaware outweigh the benefits and drawbacks of remaining in Virginia. In light of the foregoing, the Board of Directors of the Company believes that the best interests of the Company and its stockholders will be served by changing the Company's state of incorporation from Virginia to Delaware. See "-Comparison of Stockholder Rights" and "-Possible Disadvantages of the Reincorporation Proposal."


Comparison of Stockholder Rights Under Reincorporation Proposal 2(a)


Upon consummation of the Merger, the Company will be governed by Delaware Law and by the Certificate and New Bylaws. The provisions of the Certificate and New Bylaws are similar to the provisions of the Articles and Present Bylaws of the Company, except for those differences attributable to the differences between Delaware Law and Virginia Law and the following significant differences:


o the Certificate prohibits any attempted sale, purchase, transfer, assignment, conveyance, pledge or other disposition ("Transfer") of any stock, warrants, rights or options in Allstate Delaware to any person or entity who owns (or would own after giving effect to the Transfer) more than 4.9% of any class of securities of Allstate Delaware, unless the Transfer is approved by at least two-thirds of the Board of Directors of Allstate Delaware (this provision is being submitted to stockholders as proposal 2(b));

o the Certificate provides for the issuance of 20 million shares of Allstate Delaware Common Stock, compared to only 10 million shares of Common Stock under the Articles (this provision is being submitted to stockholders as proposal 2(c)); and

o the New Bylaws require stockholders who wish to submit stockholder proposals or to nominate directors to meet certain timing and informational requirements (these provisions are being submitted to stockholders as proposal 2(d)).


The following table compares in summary form a number of the provisions of the Company's Articles of Incorporation and Bylaws with the provisions of Allstate Delaware's Certificate of Incorporation and Bylaws, as well as certain provisions of Virginia and Delaware law. The summary table is not a complete description of all of the differences between the Virginia Articles and Bylaws and the Delaware Certificate and Bylaws, nor is it a complete description of the differences between the laws of the two states.


------------------------------ --------------------------------------------- ------------------------------------------

            Item                                 Virginia                                    Delaware

------------------------------ --------------------------------------------- ------------------------------------------

Authorized shares              10 million common, 2                          20 million common, 2 million preferred.
                               million preferred.

Restrictions on transfers      No similar provision in Articles or Bylaws.   Certificate prohibits transfer of stock
                                                                             to any person or entity which owns, or
                                                                             would own after the transfer, more than
                                                                             4.9% of the common stock, unless
                                                                             approved by at least two-thirds of the
                                                                             Board of Directors.

Directors

   - number                    Currently 7, with number to be 10 or less.    6, with number to be between 3 and 10.

   - term                      One year.                                     One year.

   - cumulative voting         Articles and Bylaws provide for one vote      Certificate states that there is no
                               per share.                                    cumulative voting.
   - filling of
     vacancies                 By majority of the directors.                 By majority of the directors.

   - removal
     without cause             By majority vote of stockholders, with        By majority vote of stockholders, with
                               or without cause.                             or without cause.



Preemptive rights              Articles state that there are no              Certificate states that there are no
                               preemptive rights.                            preemptive rights.

Stockholder                    No provision in Articles or Bylaws.           Need to satisfy certain timing and information
nominations                                                                  requirements.


Stockholder                    No similar provision in Articles or Bylaws.   Need to satisfy certain timing and
proposals                                                                    information requirements.



Special meetings of            May be called by the Board of Directors,      May be called by the Board of Directors,
stockholders                   the Chairman of the Board or the President.   the Chairman of the Board or the
                                                                             President.

Stockholder action without     Virginia law permits action without a         Delaware law permits action without a
a meeting                      meeting if taken by all stockholders          meeting if taken by stockholders having
                               entitled to vote.                             the minimum number of votes required to
                                                                             take the action at a meeting.

                                       25


Limitations on liability       Directors and officers not liable except      Directors and officers not liable except
                               for (1) willful misconduct or (2) knowing     for (1) breach of duty of loyalty, (2)
                               violation of criminal or securities laws.     acts not in good faith or which involve
                                                                             intentional  misconduct  or a knowing
                                                                             violation  of the law,  (3) unlawful payment
                                                                             of dividends or unlawful  stock  repurchases,
                                                                             or (4)  transactions involving improper
                                                                             personal benefit.


                                       24




Indemnification                Bylaws provide for indemnification of         Certificate provides for indemnification
                               directors and officers to the fullest         of directors, officers, employees and
                               extent permitted by Virginia law.             agents to the fullest extent permitted
                                                                             by Delaware law.




Transactions  with            Virginia law restricts transactions            Delaware law restricts
interested stockholders       a more than 10% stockholder,                   transactions with a 15% or
                              unless approved by a super-majority            more stockholder for a
                              vote of disinterested stockholders             period of three years after
                              or unless certain other conditions are met.    reaching  the 15% threshold,
                              This is not applicable to the Company          subject to certain  exceptions.
                              since there are less than 300  stockholders    This provision
                              of record.                                     is inapplicable since the
                                                                             Stock is not quoted on the
                                                                             Nasdaq Stock Market.

Limitation of voting           Virginia  has a control  share                Delaware  has no similar  provision.
rights                         acquisition statute  which  limits  the
                               voting rights of stockholders  who hold
                               20% or more of the voting stock, if the
                               corporation  has  300 or more
                               stockholders.

                                       26

Franchise tax                  Virginia charges an annual registration fee   Delaware charges a higher franchise tax.
                               of less than $1,000 per year.                 The Company's tax is estimated to be
                                                                             $4,000 per year.



Significant provisions of the Certificate and New Bylaws and certain differences between such new charter documents and the present charter documents of the Company are discussed below. Although it is impracticable to compare all of the aspects in which Virginia Law and Delaware Law differ, the following is a summary of certain significant differences between the provisions of these laws.

The following discussion is not intended to be a complete statement of the differences affecting the rights of stockholders, but rather summarizes material differences and certain important similarities. The discussion is qualified in its entirety by reference to the Certificate and New Bylaws which are attached at Appendices B and C, respectively, to this Proxy Statement, and the Articles and Present Bylaws, copies of which are available for inspection at the Company's executive office or will be provided to stockholders upon request.


Board of  Directors.  The New  Bylaws  provide  that the Board of  Directors  of
Allstate Delaware shall consist of not less than three nor more than 10 directors, with the initial Board to consist of six persons. The Company's Board is being reduced from seven to six persons at the annual meeting. Following the Merger, the then current directors of the Company will continue to serve as directors of Allstate Delaware.

Cumulative Voting. Neither the Articles and Present Bylaws nor the Certificate and New Bylaws permit cumulative voting. Cumulative voting would entitle each stockholder to vote as many votes as he or she has shares of Common Stock, multiplied by the number of directors to be elected at any stockholder meeting. If cumulative voting were permitted, the stockholder would be able to cast all votes for a single nominee or may distribute votes among as many nominees as such stockholder chooses. If available, cumulative voting could possibly allow holders of a significant minority of a corporation's stock to assure the election of one or more directors.

Board Vacancies. Under the Present Bylaws and New Bylaws, any vacancies on the Board of Directors, however caused, and newly created directorships may be filled by a majority vote of the directors then in office, whether or not there is a quorum. Under the Present Bylaws and New Bylaws, any director selected to fill such a vacancy by the remaining members of the Board of Directors shall hold office for the remainder of the term to which the director has been selected and until such director's successor is elected and qualified.

Removal of Directors. The Present Bylaws and New Bylaws provide that a director or the entire Board of Directors may be removed with or without cause by the affirmative vote of a majority of the shares of capital stock then outstanding and entitled to vote in an election of directors. The New Bylaws clarify that this ability to remove directors is subject to the rights of the holders of the outstanding debt instruments and any future preferred stock to elect directors.

Preemptive Rights. The Virginia Articles and the Delaware Certificate provide that stockholders do not have any preemptive rights for any shares of Common Stock or other securities of the Company or of Allstate Delaware. As a result, if the Company or Allstate Delaware was to issue any new shares or new class of stock, or securities convertible into any such stock, existing stockholders would not be entitled, as a matter of right, to subscribe for or purchase any of the new shares or securities unless the Company or Allstate Delaware elected to provide such opportunity.

Special Meetings of Stockholders. The Present Bylaws and the New Bylaws provide that special meetings of stockholders may only be called by the Board of Directors, the Chairman of the Board of Directors or by the President of the Company. Stockholders are not authorized to call a special meeting.

Stockholder Action Without a Meeting. Both Virginia and Delaware Law provide that any action required or permitted to be taken at an annual or special meeting of stockholders may be taken by written consent of the stockholders without a meeting. Virginia Law requires that written consent be given by all of the stockholders entitled to vote on the action, while Delaware Law only requires written consent by stockholders having the minimum number of votes that would be necessary to take the action at a meeting, unless otherwise provided for in the Certificate of Incorporation. There are no provisions in either the Articles and Present Bylaws or the Certificate and New Bylaws with respect to action by the stockholders without a meeting.

Limitations on Director and Officer Liability; Indemnification. The Certificate and Articles both contain a provision that eliminates or limits a director's and officer's personal liability for monetary damages to the fullest extent permitted by the Delaware Law and the Virginia Law, respectively. Delaware Law provides that a director (and any officer who exercises or performs powers or duties conferred or imposed by the Board) of Allstate Delaware shall not be liable for breach of his or her duty as a director, except for liability for:
(1) any breach of the director's duty of loyalty to Allstate Delaware or its stockholders; (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (3) under Section 174 of Delaware Law which imposes liability on directors for unlawful payment of dividends or unlawful stock repurchases; or (4) any transaction from which the director derived an improper personal benefit.

The Articles eliminate a director's or officer's liability to the Company or its stockholders except to the extent such liability may not be limited under Virginia law. Under Virginia Law, in any proceeding brought by or on behalf of a stockholder of the Company or in the right of the Company, the damages assessed against an officer or director arising out of a single transaction, occurrence or course of conduct, shall not exceed the lesser of: (1) the monetary amount, including the elimination of liability, specified in the articles of incorporation or, if approved by the stockholders, in the bylaws as a limitation on or elimination of the liability of the officer or director; or (2) the greater of (a) $100,000 or (b) the amount of cash compensation received by the officer or director from the Company during the twelve months immediately preceding the act or omission for which liability was imposed. However, an officer or director will be liable without limitation if he or she engaged in willful misconduct, knowing violation of criminal law or any federal or state securities law, including, without limitation, any claim of unlawful insider trading or manipulation of the market of any security. The Certificate and the Articles each provide that the purpose of these provisions is to eliminate the liability of the directors and officers to the fullest extent permitted by law.

Indemnification provisions contained in the Certificate and the Present Bylaws as governed by Delaware Law and Virginia Law, respectively, are similar except that the Present Bylaws do not provide for the indemnification of employees and agents. Both provisions generally allow for indemnification to the fullest extent permitted by law. In general, Delaware Law and Virginia Law permit a corporation to provide indemnification for officers and directors (among others such as employees, agents of the corporation or such person serving at the request of the Company) who is a party or is threatened to be made a party to any threatened or pending action, suit or proceeding (whether civil, criminal, administrative or investigative) against expenses, judgments, fines and amounts paid in settlement that are actually and reasonably incurred. Under Delaware Law, indemnification is permitted if the indemnitee acted in good faith and in a manner the person reasonably believed to be in the corporation's best interest, and in a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. Under Virginia Law, indemnification is permitted provided that (1) the director or officer conducted himself or herself in good faith; (2) the director or officer believed that his conduct was in the best interests of the Company or at least not opposed to such interests; and (3) in the case of a criminal proceeding, the director or officer had no reasonable cause to believe his conduct was unlawful. Indemnification is not permitted under Virginia Law
(a) in connection with a proceeding by or in the right of the corporation in which the director or officer was adjudged liable to the corporation; or (b) in connection with any other proceeding charging improper personal benefit to such officer or director whether or not involving action in his official capacity, in which he was adjudged liable on the basis that a personal benefit was improperly received. Under Delaware Law and Virginia Law, before an officer or director may be indemnified, the indemnification must be approved either by a court, a majority of the disinterested directors (even though less than a quorum in Delaware), a committee of disinterested directors, independent legal counsel or stockholders.

Virginia Law and Delaware Law both prohibit such indemnification if the proposed indemnitee is adjudged liable to the corporation, except upon application to a court which determines such person is reasonably entitled to such indemnification. The rights to indemnification are not exclusive of any other right which any person may have or hereafter acquire under any statute, the Certificate, the New Bylaws, agreement, vote of stockholders or disinterested directors, or otherwise.

The New Bylaws also provide for the advancement of reasonable expenses incurred by a director, officer or employee of Allstate Delaware in defending any of the above actions, suits or proceedings and for the purchase of insurance on behalf of such persons by Allstate Delaware.

Payments of Dividends. Dividends paid by the Company on its capital stock are governed by Virginia Law. Under Virginia Law, dividends may be declared and paid as determined by the Company's Board of Directors, provided that no dividends may be paid if, after giving effect to the distribution (1) the Company would not be able to pay its debts as they become due in the usual course of business, or (2) the Company's total assets would be less than the sum of its total liabilities plus any amount required to be paid to holders of preferred stock in the event of liquidation of the Company.

After the Merger, the ability of Allstate Delaware to pay dividends on its capital stock will be limited by certain restrictions imposed upon corporations under Delaware Law. Under Delaware Law, dividends may be declared and paid out of capital surplus, or, in case there is no capital surplus, out of the corporation's net profits for the fiscal year in which the dividend is declared and/or the net profits from the preceding fiscal year. The distribution of dividends is not permitted by a Delaware corporation in the event the capital of such corporation shall have diminished by depreciation of property or losses to an amount less than the aggregate amount of the capital represented by issued and outstanding stock having a preference upon distribution of assets.

The Board of Directors has no intention of paying dividends on the common stock in the foreseeable future.

Stockholders' Inspection Rights. Under Delaware Law a stockholder may inspect a corporation's stock ledgers, the stockholders' list and its other books and records for any purpose reasonably related to such person's interest as a stockholder. Virginia Law and the Virginia Bylaws provide for stockholder inspection of the "corporate records" of Virginia corporations upon written demand of at least five business days prior to such inspection, provided that the requesting stockholder: (1) has been a stockholder of record for at least the six months preceding the written demand or a stockholder of record of at least 5% of the outstanding shares; (2) makes a demand in good faith and for a proper purpose; (3) describes, with reasonable particularity, the purpose and the records to be inspected; and (4) requests records that are directly connected with the purpose. Under Virginia Law, "corporate records" include the following: (a) excerpts from minutes of any meeting of the board of directors, records of any action of a committee of the board of directors while acting in place of the board of directors on behalf of the corporation, minutes of the stockholders, and records of action taken by the stockholders or board of directors without a meeting, to the extent permitted under statute; (b) accounting records of the corporation; and (c) the record of stockholders.

Restrictions on Business Combinations with Principal Stockholders; Anti-takeover Statutes. Delaware Law and Virginia Law regulate transactions with major stockholders after they become major stockholders. Under Delaware Law, a Delaware corporation is prohibited from engaging in (1) mergers or consolidations, (2) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of 10% or more of its assets, and (3) issuances of stock and other transactions ("business combinations") with a person or group that owns 15% or more of the voting stock of the corporation (an "interested stockholder"), for a period of three years after the interested stockholder crosses the 15% threshold. These restrictions on transactions involving an interested stockholder do not apply in certain circumstances, including those transactions in which (1) prior to an interested stockholder owning 15% or more of the voting stock, the board of directors approved the business combination or the transaction that resulted in the person or group becoming an interested stockholder; (2) upon consummation of a transaction that resulted in a person or group becoming an interested stockholder, the person or group owned at least 85% of the voting stock other than stock owned by inside directors and certain employee stock plans; or (3) after the person or group became an interested stockholder, the board of directors and at least two-thirds of the voting stock other than stock owned by the interested stockholder approved the business combination. A Delaware corporation may exempt itself from the requirements of the statute on its certificate of incorporation, although Allstate Delaware has not done so. In addition, the statute does not apply to corporations whose stock is (1) not listed on a national securities exchange, (2) not authorized for quotation on the Nasdaq Stock Market, and (3) held of record by 2,000 or less stockholders. As a result, this statute will at least initially not be applicable to Allstate Delaware.

Virginia Law contains a similar statute designed to provide Virginia corporations with additional protections against hostile takeovers. The Virginia Affiliated Transactions Act restricts certain transactions between a Virginia corporation and a holder of more than 10% of the corporation's outstanding voting stock, together with affiliates or associates thereof (an "interested stockholder"). For a period of three years following the date that a stockholder becomes an interested stockholder, the Virginia Affiliated Transactions Act generally prohibits the following types of transactions between the corporation and the interested stockholder (unless certain conditions, described below, are met): (1) mergers or share exchanges; (2) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions (in one or a series of transactions not in the ordinary course of business) having a total market value in excess of 5% of the corporation's consolidated net worth; (3) any guarantees by the corporation or any subsidiary thereof of indebtedness of any interested stockholder in an amount in excess of 5% of the corporation's consolidated net worth; (4) sales or other dispositions by the corporation or any subsidiary thereof of any voting shares of the corporation or any subsidiary thereof having a market value in excess of 5% of the total market value of the outstanding voting shares of the corporation to any interested stockholder or affiliate of any interested stockholder other than pursuant to a stock dividend or the exercise of rights or warrants offered proportionately to all holders of the class; (5) the dissolution of the corporation if proposed by or on behalf of an interested stockholder; and (6) any reclassification of securities, including any reverse stock split, or recapitalization of the corporation, or any merger of the corporation with any of its subsidiaries or any distribution or other transaction which has the effect directly or indirectly of increasing by more than 5% the percentage of the outstanding voting shares of the corporation or any of its subsidiaries beneficially owned by any interested stockholder, unless the affiliated transaction is approved by (a) a majority (but not less than two) of the disinterested directors, and (b) two-thirds of the disinterested voting shares.

After the initial three-year restriction on affiliated transactions has expired under the above Virginia Law, an affiliated transaction must be approved by the holders of at least two-thirds of the disinterested voting shares, unless the particular affiliated transaction (1) has been approved by a majority of the disinterested directors; (2) meets the rigorous fair price requirements of the Virginia Affiliated Transactions Act; or (3) qualifies for one of the statutory exemptions. A Virginia corporation may exempt itself from the requirements of the statute in its articles of incorporation. In this regard, the Company has not exempted itself from the provisions of the Virginia Affiliated Transactions Act. However, the Virginia Affiliated Transactions Act does not apply to corporations with less than 300 stockholders of record, and the Company currently has less than 300 stockholders of record.

Virginia Law also contains a control share acquisition statute, which requires an interested investor who acquires a threshold percentage of stock in a target corporation to obtain the approval of non-interested stockholders before it may fully exercise its voting rights. Under this statute, certain notice and informational filings and stockholder meeting and voting procedures must be followed in order for the interested investor to be able to vote the shares acquired in a "control share acquisition," which is generally defined as any acquisition of an issuer's shares which would entitle the acquirer, immediately after such acquisition, directly or indirectly, to exercise or direct the exercise of voting power of the issuer in the election of directors within any of the following ranges of such voting power: (1) one-fifth or more but less than one-third of such voting power; (2) one-third or more but less than a majority of such voting power; or (3) a majority or more of such voting power. Assuming compliance with the notice and information filings prescribed by statute, the proposed control share acquisition may be made only if the acquisition is approved by a majority of all votes entitled to be cast for the election of directors, excluding the combined voting power of the "interested shares" (generally, the shares held by the intended acquirer and the employee directors and the officers of the issuer). A Virginia corporation may include a provision in its articles of incorporation or bylaws exempting the corporation from Virginia's control share acquisition statute, although the Company has not done so. In addition, this statute does not apply to corporations with less than 300 stockholders. Delaware Law does not contain any similar type of statute.

Consolidation, Merger, Share Exchange and Transfer of Assets. In addition to the anti-takeover provisions discussed above, Virginia Law requires consolidations, mergers, share exchanges and certain asset transfers to be approved by a two-thirds vote of the voting power of the corporation. Delaware Law does not require stockholder approval in the case of asset and share acquisitions and, in general, requires approval of mergers and disposition of substantially all of a corporation's assets by a majority vote of the voting power of the corporation.

Amendment of the Present Bylaws and New Bylaws. The Present Bylaws provide for amendment by the Board of Directors or otherwise as provided by Virginia Law, which states that the stockholders also have such authority. The New Bylaws provide for amendment by the affirmative vote of a majority of directors or at least a majority of the outstanding shares of capital stock of Allstate Delaware as well as such additional vote of preferred stock as may be required by the provisions of any series thereof.

Amendment of the Certificate and Articles. The Certificate provides that no amendment, addition, alteration, change or repeal shall be made unless it is first approved by the Board of Directors of Allstate Delaware pursuant to a resolution adopted by the affirmative vote of a majority of the directors then in office, and is thereafter approved by the holders of at least two-thirds of the shares entitled to vote generally in an election of directors, as well as such additional vote the preferred stock as may be required by the provisions of any series thereof. Notwithstanding the preceding sentence, any amendment to the Certificate recommended for adoption by at least two-thirds of the entire Board of Directors (including any vacancies) shall, to the extent the Delaware Law requires stockholder approval of such amendment, require the affirmative vote of a majority of the shares entitled to vote generally in an election of directors, as well as such additional vote of the preferred stock as may be required by the provisions of any series thereof.

The Board of Directors may propose and adopt amendments to the Articles as permitted under Virginia Law. For any amendment which requires stockholder approval, the Board of Directors must first act upon the amendment and thereafter the amendment must receive the affirmative vote of at least two-thirds of all the votes entitled to be cast by each voting group.

Stockholders' Rights in Certain Transactions. Virginia Law provides generally, with certain exceptions hereinafter described, that a stockholder of a Virginia corporation has the right to demand and receive payment of the fair value of the stockholder's stock if the corporation engages in any of the following transactions and stockholder approval of the transaction is required: (1) a merger of the corporation with another corporation; (2) an exchange of the stockholder's stock for stock in another corporation; or (3) a sale or exchange of substantially all of the corporation's assets.

In order for a stockholder to perfect his dissenters rights, such stockholder must file with the corporation prior to the vote a notice of his intent to demand payment demand in writing for the fair cash value of his shares. Virginia Law provides that the right to fair value does not apply, with certain exceptions, if (1) the stock is listed on a national securities exchange or the Nasdaq Stock Market or (2) the stock is held by at least 2,000 record stockholders. Dissenters' rights are available to the Company's stockholders in connection with the Merger.

See "-Dissenters' Rights."

Delaware Law provides similar rights in the context of a merger or consolidation only. Such rights are not available, however, with respect to the merger of a parent corporation with a wholly owned subsidiary corporation.


Anti-takeover Effects. Many of the provisions contained in the Certificate and New Bylaws and under Delaware Law are similar to the provisions contained in the Articles and Present Bylaws and under Virginia Law. These provisions could have the effect of discouraging an acquisition of the Company or stock purchases in furtherance of an acquisition, and could, under certain circumstances, discourage transactions which might otherwise have a favorable effect on the price of the Company's Common Stock. These provisions may serve to make it more difficult to remove incumbent management and may also discourage all attempts to acquire control not approved by the Board of Directors for any reason. As a result, stockholders who might desire to participate in, or benefit from, such a transaction may not have an opportunity to do so.


Possible Disadvantages of the Reincorporation Proposal 2(a)

The Company currently pays a registration fee in Virginia of less than $1,000 per year. Delaware imposes significantly greater annual franchise taxes and other fees on corporations incorporated in Delaware. The annual franchise tax for a Delaware corporation is calculated either by the authorized number of shares or assumed capital methods, with the lesser tax being payable. Based on the Company's total assets at March 31, 2000 and the anticipated number of shares of Common Stock to be issued and outstanding following the conversion of Value Partners' 2003 Notes, the franchise tax in Delaware is estimated to be approximately $4,000 per year.

Despite the belief of the Company's Board of Directors that the Reincorporation Proposal is in the best interests of the Company and its stockholders, stockholders should be aware that many provisions in the Articles and the New Bylaws and under Delaware Law may be viewed as having an anti-takeover effect.

Tax Consequences

         Consummation of the Merger is subject to the Company's receipt of an opinion from its special counsel, Elias, Matz, Tiernan & Herrick L.L.P., Washington, D.C. , to the effect that : (1) no gain or loss will be recognized for federal income tax purposes by the stockholders of the Company as a result of the Merger; (2) the basis and holding period for the stock of Allstate Delaware received by the stockholders of the Company in exchange for Common Stock of the Company will be the same as the basis and holding period of the stock of the Company exchanged therefor; and (3) no gain or loss will be recognized for federal income tax purposes as a result of the Merger by the Company or Allstate Delaware. State, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above, and stockholders should consult their own tax advisors as to the effect of the Reincorporation Proposal under applicable state, local or foreign income tax laws.

Consummation of the Merger is also subject to the Company's receipt of a tax opinion from PricewaterhouseCoopers LLP in form and substance reasonably satisfactory to the Company to the effect that the use of the Company's NOL carryforwards will not be impaired by the Merger or by the issuance of Allstate Delaware Common Stock upon conversion of the 2003 Notes. There can be no assurances that the above opinions will be received.


Dissenters' Rights of Appraisal

The following discussion is not a complete statement of the law pertaining to dissenters' rights under Virginia Law and is qualified in its entirety by the full text of Article 15 of the Virginia Law. Article 15 is reprinted in its entirety as Appendix D to this proxy statement. Any stockholder of the Company who desires to exercise his dissenters' rights should review carefully Article 15 and is urged to consult a legal advisor before electing or attempting to exercise his rights. All references in Article 15 to a "stockholder" and in this summary to a "Company stockholder" or a "holder of Company Common Stock" are to the record holder of shares as to which dissenters' rights are asserted.

Subject to the exceptions stated below, holders of Company Common Stock who comply with the applicable procedures summarized below will be entitled to dissenters' rights under Article 15. Voting against, abstaining from voting or failing to vote on approval and adoption of the proposed reincorporation will not constitute a demand for appraisal within the meaning of Article 15.

Company stockholders electing to exercise dissenters' rights under Article 15 must not vote for approval of the proposed reincorporation. A vote by a stockholder against the merger is not required to exercise dissenters' rights. However, if a stockholder returns a signed proxy but does not specify a vote against the proposed reincorporation or a direction to abstain, the proxy, if not revoked prior to the annual meeting, will be voted for approval of the proposed reincorporation, which will have the effect of waiving that stockholder's dissenters' rights.

What Are Dissenters' Rights?  Company  stockholders who follow the procedures of
Article 15 will be entitled to receive from the Company the fair value of their shares, plus accrued interest from the Effective Date, as determined immediately before the completion of the reincorporation. Fair value takes into account all relevant factors but excludes any appreciation or depreciation in anticipation of the reincorporation unless exclusion would be inequitable. Company stockholders who elect to exercise their dissenters' rights must comply with all of the procedures to preserve those rights.

Shares Eligible for Dissenters' Rights. Generally, if you choose to assert your dissenters' rights, you must dissent as to all of the shares you own. Article 15 distinguishes between record holders and beneficial owners. You may assert dissenters' rights as to fewer than all the shares registered in your name only if you are not the beneficial owner of all of the shares and you (1) dissent with respect to all of the shares beneficially owned by any one person and (2) notify the Company in writing of the name and address of each person on whose person you assert dissenters' rights.

Record Holder Who is Not the Beneficial Owner. A record holder may assert dissenters' rights on behalf of the beneficial owner. If you are a registered owner and you wish to exercise dissenters' rights on behalf of the beneficial owner, you must disclose the name and address of the person or persons on whose behalf you dissent. In that event, your rights shall be determined as if the dissenting shares and the other shares were registered in the names of the beneficial holders.

Beneficial Owner Who is Not the Record Holder. A beneficial owner of Company Common Stock who is not also the record holder may assert dissenters' rights. If you are a beneficial owner who is not the record holder and you wish to assert your dissenters' rights, then you must submit a written consent of the record holder to the Secretary of the Company no later than the time you assert your dissenters' rights. You may not dissent with respect to some but less than all of the shares you own.

Procedure to Exercise Dissenters' Rights

Notice of Intention to Dissent. If you wish to exercise your dissenters' rights, you must follow the procedures set forth in Appendix D. You must file a written notice of intention to demand the fair value of your shares with the Secretary of Company prior to the vote, but in no event later than the annual meeting. You must refrain from voting your shares for the adoption of the reincorporation.

Notice of Approval and Your Notice to Us. If the Company stockholders approve the reincorporation, we will mail a notice to all dissenters who filed a notice of intention to dissent prior to the vote on the reincorporation proposal and who refrained from voting for the adoption of the reincorporation. The Company expects to mail the notice of approval within 10 days after the reincorporation is completed. The notice of approval will state where and when a demand for payment must be sent and where the certificates for eligible shares must be deposited in order to obtain payment. The notice of approval will also supply a form for demanding payment which includes a request for certification of the date on which the holder, or the person on whose behalf the holder dissents, acquired beneficial ownership of the shares. The demand form will be accompanied by a copy of Article 15.

If you assert your dissenters' rights, you must ensure that the Company receives your demand form and your certificates on or before the demand deadline, which will be between 30 and 60 days after the above notice from the Company is delivered. All mailings to the Company are at your risk. Accordingly, we recommend that your notice of intention to dissent, demand form and stock certificates be sent only by certified mail, overnight courier or hand delivery.

If you fail to file a notice of intention to dissent, fail to complete and return the demand form, or fail to deposit stock certificates with the Company, each within the specified time period, you will lose your dissenters' rights under Article 15. You will retain all rights of a stockholder, or beneficial owner, until those rights are modified by completion of the reincorporation.

Payment of Fair Value by the Company. Upon timely receipt of the completed demand form, Article 15 requires us to pay to dissenters who complied with the above procedures the amount we estimate to be the fair value for such dissenting shares, plus accrued interest, if the dissenter beneficially owned the shares on or before the Company's first public announcement of the proposed reincorporation. If the dissenter acquired beneficial ownership after that date, then the Company may elect to withhold payment and instead offer to pay to the dissenter the Company's estimate of the fair value of the shares, plus accrued interest.

The Company's remittance or offer will be accompanied by:

         o the Company's balance sheet as of December 31, 1999, the statements of income and changes in stockholders' equity of the Company for the fiscal year ended December 31, 1999, and the latest available interim financial statements;

         o a statement of how the Company estimated the fair value of the shares and how the interest was calculated; and

         o notice of the right of the dissenter to demand payment or supplemental payment, as the case may be, accompanied by a copy of Article 15.

Dissenting Stockholders Estimate of Fair Value or Interest. If you disagree with our estimate of the fair value of your shares or how the interest was calculated, you may send to us your own estimate of the fair value of the shares and the amount of interest due. Such estimate shall be deemed a demand for payment of the amount of the deficiency. If you do not file your estimate within 30 days after the Company made or offered payment for your shares, then you will only be entitled to the amount stated in the notice or remittance to you by the Company.

Resort to Court Action. If your demand for additional payment remains unsettled, then the Company will commence a proceeding within 60 days after receiving the payment demand, requesting the court to determine the fair value of the shares and accrued interest. In the court proceeding, all dissenters, wherever residing, whose demands have not been settled will be made parties to any such appraisal proceeding. The court may appoint an appraiser to receive evidence and recommend a decision on the issue of fair value. Each dissenter made a party will be entitled to recover an amount equal to the fair value of the dissenter's shares, plus interest, or if the Company previously remitted any amount to the dissenter, any amount by which the fair value of the dissenter's shares is found to exceed the amount previously remitted, plus interest.

If we fail to commence a proceeding, any dissenter who made a demand and who has not already settled his claim against us within the 60-day period after the reincorporation shall be paid the amount demanded.

Costs and Expenses of Court Proceedings. The costs and expenses of the court proceedings, including the reasonable compensation and expenses of any appraisers appointed by the court, will be determined by the court and assessed against the Company. The court may, however, assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters did not act in good faith in making their payment demand.
If we fail to comply substantially with the requirements of Article 15, the court may assess fees and expenses of experts, excluding counsel, for the parties as it deems appropriate against us and in favor of any or all dissenters. The court may assess fees and expenses of experts, excluding counsel, against either the Company or a dissenter, if the court finds that a party acted in bad faith. If the court finds that the services of counsel for any dissenter substantially benefited other dissenters similarly situated, it may award counsel reasonable fees to be paid out of the amounts awarded to the dissenters who benefited.


Abandonment

Notwithstanding a favorable vote of the stockholders, the Company reserves the right by action of its Board of Directors to abandon the proposed reincorporation prior to the Effective Date of the Merger if it determines that such abandonment is in the best interests of the Company.

Description of the Restrictions on Transfers and Acquisitions of Securities Proposal 2(b).

The Certificate prohibits any attempted Transfer of any stock, warrants, rights or options in Allstate Delaware to any person or entity who owns (or would own after giving effect to the Transfer) more than 4.9% of the Allstate Delaware

Common Stock, unless such transfer is approved by at least two-thirds of the Board of Directors of Allstate Delaware. This provision will remain in effect from the Effective Date of the Merger and end on the earlier of (1) the expiration of 20 years after the Effective Date, or (2) the date which is the first day of the beginning of the taxable year of the Corporation to which no NOL, capital loss, general business credit, alternative minimum tax, foreign tax credit or net unrealized built-in loss may be carried forward. In addition, no shares beneficially owned in violation of the foregoing percentage limitation, as determined by the Board of Directors of Allstate Delaware, shall be entitled to any rights of stockholders of Allstate Delaware, including the right to vote. The Certificate also provides that the Board of Directors may require any shares proposed to be transferred in violation of this provision to be instead transferred to an agent designated by the Board of Directors, for sale by the agent in a Transfer that is not prohibited. The sales proceeds will first be used to cover the costs and expenses of the agent. Any remaining proceeds will then be paid to the purported transferee, up to the amount paid by the transferee for such shares. Thereafter, all remaining sales proceeds will be paid to one or more charitable organizations selected by the Board of Directors.

To ensure compliance with this transfer restriction, all certificates reflecting corporate securities issued by Allstate Delaware on or after the Effective Date shall bear a conspicuous legend in substantially the following form:

         THE TRANSFER OF THE SECURITIES REPRESENTED HEREBY IS SUBJECT TO
          RESTRICTION PURSUANT TO ARTICLE 9 OF THE AMENDED AND RESTATED
       CERTIFICATE OF INCORPORATION OF THE CORPORATION, A COPY OF WHICH IS
        AVAILABLE UPON REQUEST TO THE CORPORATION OR ITS TRANSFER AGENT.
        ARTICLE 9 PROHIBITS THE TRANSFER OF THE SECURITIES TO ANY PERSON, ENTITY OR GROUP ("TRANSFEREE") WHO DIRECTLY OR INDIRECTLY OWNS (OR WHO
      WOULD DIRECTLY OR INDIRECTLY OWN AFTER GIVING EFFECT TO THE PROPOSED TRANSFER) MORE THAN 4.9% OF ANY CLASS OF SECURITIES OF THE CORPORATION, OR THE TRANSFER BY ANY TRANSFEROR WHO DIRECTLY OR INDIRECTLY OWNS 5% OR MORE OF ANY CLASS OF SECURITIES OF THE CORPORATION, IN EACH CASE UNLESS
        APPROVED BY AT LEAST TWO-THIRDS OF THE BOARD OF DIRECTORS OF THE
                                  CORPORATION.

Reasons for the Restrictions on Transfers and Acquisitions of Securities Proposal 2(b)

The purpose of this provision is to preserve the Company's NOL carryforwards, by ensuring that the change of ownership provisions of Section 382 of the Internal Revenue Code of 1986, as amended, are not triggered.

Anti-Takeover effects. This provision may be deemed to have a significant anti-takeover effect because it will preclude persons or entities from acquiring more than 4.9% of the Allstate Delaware Common Stock, unless the acquisition is approved by at least two-thirds of the Board of Directors.

Description of the Capital Stock Proposal 2(c).

The Company's authorized capital stock consists of 10,000,000 shares of Common Stock and 2,000,000 shares of preferred stock, no par value per share. As of the Voting Record Date, 2,324,616 shares of Common Stock were issued and outstanding. No shares of preferred stock of the Company have been issued. The amount of the authorized capital stock of Allstate Delaware is 20,000,000 shares of Allstate Delaware Common Stock and 2,000,000 shares of preferred stock, par value $.01 per share ("Allstate Delaware Preferred Stock").

Reasons for the Capital Stock Proposal 2(c).

The number of authorized shares of common stock has been increased from 10 million in the Company's Articles to 20 million in Allstate Delaware's Certificate primarily to reflect the issuance of additional shares upon the conversion of Value Partners' 2003 Notes. If these Notes plus accrued but unpaid interest at 12.5% simple interest, are converted pursuant to the Plan, there would be at least 7,127,434 shares of Allstate Delaware Common Stock outstanding. If all of the other 2003 Notes are also converted at the new exchange rate, there would be at least 7,862,044 shares of Allstate Delaware Common Stock outstanding. There would also be an additional 780,000 shares of Allstate Delaware Common Stock reserved for issuance under all benefit plans, if the proposed 2000 Stock Option Plan and the proposed 2000 Restricted Stock Plan are approved. The increase to 20 million shares is intended to allow the Board of Directors sufficient flexibility to issue additional shares of Allstate Delaware Common Stock for general corporate purposes, including but not limited to possible issuance as stock dividends or stock splits, in future mergers or acquisitions, under a cash dividend reinvestment and stock purchase plan, in a future underwritten or other public offering, or under a stock-based employee benefit plan.

The Certificate authorizes the Board of Directors to issue Allstate Delaware Preferred Stock by resolution from time to time in one or more series and to fix and state the designations, powers and preferences and relative, participating, optional and other special rights of such shares, including voting rights (which could be full or limited) and conversion rights. The Board of Directors of the Company also has the ability to issue up to 2,000,000 shares of the Company's preferred stock. The authorized but unissued shares of Allstate Delaware Preferred Stock are similarly available for issuance in future mergers or acquisitions, in a future underwritten public offering or private placement or for other general corporate purposes.

Possible Adverse Effects of the Proposal. Except as required by law or as otherwise required to approve the transaction in which the additional authorized shares of Allstate Delaware Common Stock or authorized shares of Allstate Delaware Preferred Stock would be issued, no stockholder approval is required for the issuance of these shares. Accordingly, the Board of Directors of Allstate Delaware, without stockholder approval, can issue Allstate Delaware Preferred Stock with voting and conversion rights which could adversely affect the voting power of the holders of Allstate Delaware Common Stock.

The issuance of additional common or preferred stock may have certain effects upon the holders of common stock. Holders of common stock will not have preemptive rights with respect to new common or preferred stock. The issuance of further common stock would increase the number of shares of common stock outstanding, thereby diluting percentage ownership of existing shareholders. The issuance of preferred stock could possibly dilute book value per share or earnings per share for the then existing holders of common stock.

Anti-takeover Effects. The authorization or issuance of common stock or preferred stock may be viewed as being an anti-takeover device. In the event of a proposed merger, tender offer, or attempt to gain control of the Company, which the Board of Directors does not believe to be in the best interests of the Company or its shareholders, the board could issue additional common or preferred stock that could make any such takeover attempt more difficult to complete. Except for the conversion of Value Partners' Notes, at this time the Board of Directors has no specific plans, agreements, or commitments to issue any additional shares of common stock or preferred stock.

Notice Requirements for Stockholder Nominations and Stockholder Proposals (Proposal 2(d)). The New Bylaws provide that nominations for the election of directors and the submission of stockholder proposals for any new business to be taken up at any annual meeting of stockholders may be made by the Board of Directors of Allstate Delaware or by any stockholder of Allstate Delaware entitled to vote generally in the election of directors. Stockholders who want to make a nomination for the election of directors or a proposal for new business at any annual meeting must deliver a written notice to the Secretary of Allstate Delaware providing certain specified information so that it is received not less than 120 days prior to the anniversary date of the mailing of proxy materials by Allstate Delaware in connection with the immediately preceding annual meeting of stockholders or, with respect to the first annual meeting to be held after completion of the Merger, by December 15, 2000. With respect to an election of directors at a special meeting, such written notice shall be delivered to the Secretary of Allstate Delaware so that it is received no later than the close of business on the tenth day following the date on which notice of the meeting was first given to stockholders.

Anti-takeover Effects. These provisions regarding stockholder proposals and director nominations by stockholders in the New Bylaws may have anti-takeover effects. These sections generally require more advance notice by stockholders and that more detailed information be provided.

Possible Adverse Effects of the Proposal. These provisions may serve to make it more difficult to remove incumbent management and may also discourage all attempts to acquire control not approved by the Board of Directors for any reason. As a result, stockholders who might desire to participate in, or benefit from, such a transaction may not have an opportunity to do so.

VOTE REQUIRED FOR THE PROPOSAL TO REINCORPORATE AS A DELAWARE CORPORATION

Pursuant to Virginia Law, the affirmative vote of the holders of two-thirds of the outstanding shares of the Company's Common Stock is required for approval of the Merger in proposal 2(a) to effectuate the reincorporation of the Company in Delaware. Approval of the Reincorporation Proposal by stockholders of the Company will constitute adoption of the Agreement and approval of the Merger, the Certificate and the New Bylaws, except as reflected in proposals 2(b), 2(c), and 2(d). The Company is applying the same two-thirds vote requirement to each of these three related proposals. If proposal 2(a) regarding the reincorporation into Delaware is not approved, then proposals 2(b), 2(c), and 2(d) cannot be implemented and will be moot. If proposal 2(a) is approved but one or more of proposals 2(b), 2(c) and 2(d) are not approved, the Company's board of directors will re-evaluate the feasibility of the reincorporation and may elect to abandon the reincorporation despite the stockholder approval of proposal 2(a).

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE REINCORPORATION PROPOSAL AND THE MERGER WHICH WILL EFFECTUATE THE PROPOSED REINCORPORATION AND UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE REINCORPORATION PROPOSAL, INCLUDING EACH

OF THE OTHER THREE SEPARATE BUT RELATED PROPOSALS.



PROPOSAL NUMBER THREE

                  PROPOSAL TO ADOPT THE 2000 STOCK OPTION PLAN

General

The Board of Directors has adopted the Option Plan, which is designed to attract and retain qualified personnel in key positions, provide directors, officers and key employees with a proprietary interest in the Company and as an incentive to contribute to the success of the Company, and reward key employees for outstanding performance. The Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended ("Code") ("incentive stock options"), non-qualified or compensatory stock options and stock appreciation rights (collectively "Awards"). Awards will be available for grant to directors and key employees of the Company and any of its subsidiaries, except that non-employee directors will be eligible to receive only awards of non-qualified stock options. If stockholder approval is obtained, options to acquire shares of Common Stock will be awarded to officers, key employees and directors of the Company with an exercise price equal to the fair market value of the Common Stock on the date of grant.

Description of the Option Plan

The following description of the Option Plan is a summary of its terms and is qualified in its entirety by reference to the Option Plan, a copy of which is attached hereto as Appendix E.

Administration. The Option Plan will be administered and interpreted by a committee of the Board of Directors ("Committee") that is comprised solely of two or more non-employee directors. The initial members of the Committee have not yet been selected.

Stock Options. Under the Option Plan, the Board of Directors or the Committee will determine which officers, key employees and non-employee directors will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of Common Stock. The per share exercise price of both an incentive stock option and a compensatory option shall be at least equal to the fair market value of a share of Common Stock on the date the option is granted (or 110% of fair market value in the case of incentive stock options granted to any employees who own more than 10% of the outstanding Common Stock).

All options granted to participants under the Option Plan shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Board or the Committee. Notwithstanding the foregoing, no vesting shall occur on or after a participant's employment or service with the Company, including service as a non-employee director, is terminated. Unless the Committee or Board of Directors shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment or service with the Company or a subsidiary company or service as a non-employee director because of his death, disability or retirement. In addition, all outstanding options shall become immediately vested and exercisable in full in the event that there is a change in control of the Company, as defined in the Option Plan.

Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or six months after the date on which the optionee's employment or service terminates, unless extended by the Committee or the Board of Directors to a period not to exceed five years from such termination. Unless specifically provided otherwise, (1) if an optionee terminates his employment or service with the Company as a result of disability or retirement without having fully exercised his options, the optionee shall have three years following his termination due to disability or retirement (or such longer period as may otherwise be provided) to exercise such options, and (2) if an optionee terminates his employment or service with the Company following a change in control of the Company without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten-year term (or five-year term for certain incentive stock options) of the option. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the one-year period following his death. In no event shall any option be exercisable more than ten years from the date it was granted.

Stock options are generally non-transferable except by will or the laws of descent and distribution, and during an optionee's lifetime, shall be exercisable only by such optionee or his guardian or legal representative. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

Payment for shares purchased upon the exercise of options may be made (1) in cash or by check, (2) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Company the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations or(3)if permitted by the Committee or the Board, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total option price of the shares being acquired pursuant to the option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an option, or any combination of the foregoing. With respect to sub-clause (3) in the preceding sentence, the shares of Common Stock delivered to pay the purchase price must have either been (a) purchased in open market transactions or (b) issued by the Company pursuant to a plan thereof, in each case more than six months prior to the exercise date of the option.

If the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to acquire a number of shares of Common Stock upon exercise of the Option which is greater than the number of shares delivered as payment for the exercise price. In addition, an optionee can exercise his option in whole or in part and then deliver the shares acquired upon such exercise (if permitted by the Committee or the Board) as payment for the exercise price of all or part of his options. Again, if the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to either (1) reduce the amount of cash required to receive a fixed number of shares upon exercise of the option or (2) receive a greater number of shares upon exercise of the option for the same amount of cash that would have otherwise been used. Because options may be exercised in part from time to time, the ability to deliver Common Stock as payment of the exercise price could enable the optionee to turn a relatively small number of shares into a large number of shares. In addition, an optionee who is a non-employee director or an executive officer can elect, with the Committee's concurrence, to defer the recognition of ordinary income resulting from the exercise of any compensatory option not transferred under the terms of the Option Plan. Such deferral must comply with the provisions of the Option Plan and other requirements as may be established by the Board of Directors.

Stock Appreciation Rights. Under the Option Plan, the Board of Directors or the Committee is authorized to grant rights to optionees ("stock appreciation rights") under which an optionee may surrender any exercisable incentive stock option or compensatory stock option or part thereof in return for payment by the Company to the optionee of cash or Common Stock, or a combination thereof, in an amount equal to the excess of the fair market value of the shares of Common Stock subject to the option over the option price of such shares. Stock appreciation rights may be granted concurrently with the stock options to which they relate or, with respect to compensatory options, at any time thereafter which is prior to the exercise or expiration of such options. The proceeds of the exercise of a stock appreciation right may also be deferred as provided by the provisions of the Option Plan.

Number of Shares Covered by the Option Plan. The number of shares of Common Stock reserved for future issuance pursuant to the Option Plan equals the lesser of 8% of the then issued and outstanding shares of Common Stock (as may be increased from time to time) or 450,000 shares of Common Stock. Based on the 2,324,616 shares of Common Stock outstanding as of the date of this Proxy Statement, 8% of the number of shares outstanding would initially be reserved under the Option Plan, or 185,969 shares. If and when the 2003 Notes held by Value Partners are converted, Allstate Delaware would have at least 7,127,434 shares of common stock issued and outstanding, and the number of shares reserved under the Option Plan would increase to the maximum of 450,000 shares.

In the event of a stock split, subdivision, stock dividend or any other capital adjustment, then (a) the number of shares of Common Stock under the Option Plan,
(b) the number of shares to which any Award relates, and (c) the exercise price per share under any option or stock appreciation right shall each be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding or such capital adjustment.

As of June 15,2000, the Company's non-employee directors held compensatory options for 65,000 shares of Common Stock, and all of these options have an exercise price of $7.00 per share. Also at that date, the Company's two executive officers held stock options for 90,000 shares of Common Stock, with exercise prices ranging between $ 4.00 per share and $6.50 per share. These options have an average exercise price of $5.17 per share. No additional stock options can be granted under the Company's prior stock option plans.

Awards to be Granted. The Board of Directors of the Company adopted the Option Plan and the Committee to be established thereunder expects to grant options to executive officers, employees and non-employee directors of the Company. It is currently anticipated that each of the non-employee directors will be granted compensatory stock options and each executive officer will be granted incentive stock options, although the amounts have not yet been determined. Other than as set forth above, the timing of any such grants, the individual recipients and the specific amounts of such grants have not been determined.

The Company has a total of three employees and five non-employee directors who may be entitled to receive Awards under the Option Plan. The closing price for the Common Stock was $.51 per share on June 15, 2000.

Amendment and Termination of the Option Plan. The Board of Directors may at any time terminate or amend the Option Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable. The Board of Directors may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under the Option Plan except as specifically authorized by the Option Plan.

Unless sooner terminated, the Option Plan shall continue in effect for a period of ten years from June 13, 2000, the date the Option Plan was adopted by the Board of Directors. Termination of the Option Plan shall not affect any previously granted Awards.

Federal Income Tax Consequences

Under current provisions of the Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. With respect to incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company at any time as a result of such grant or exercise. With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. Upon the exercise of a stock appreciation right, the holder will realize income for federal income tax purposes equal to the amount received by him, whether in cash, shares of stock or both, and the Company will be entitled to a deduction for federal income tax purposes in the same amount.

Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly traded corporation to its chief executive officer and the four other most highly compensated executive officers ("covered executives"). Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception, (1) it must be paid solely on account of the attainment of one or more pre established, objective performance goals; (2) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (3) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to, and approved by, stockholders in a separate vote prior to payment; and (4) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied (the "Certification Requirement").

Treasury regulations provide that compensation attributable to a stock option or stock appreciation right is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if:
(1) the grant is made by a compensation committee consisting solely of two or more outside directors, as defined; (2) the plan under which the option or stock appreciation right is granted states the maximum number of shares with respect to which options or stock appreciation rights may be granted during a specified period to any employee; and (3) under the terms of the option or stock appreciation right, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant or award. The Certification Requirement is not necessary if these other requirements are satisfied.

The Option Plan has been designed to meet the requirements of Section 162(m) of the Code and, as a result, the Company believes that compensation attributable to stock options and stock appreciation rights granted under the Option Plan in accordance with the foregoing requirements will be fully deductible under
Section 162(m) of the Code. The Company also does not expect the compensation for its covered executives to exceed the $1.0 million threshold. The Board of Directors believes that the likelihood of any impact on the Company from the deduction limitation contained in Section 162(m) of the Code is remote at this time.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

 Accounting Treatment

 Stock appreciation rights will, in most cases, require a charge against the earnings of the Company each year representing appreciation in the value of such rights over periods in which they become exercisable. Such charge is based on the difference between the exercise price specified in the related option and the current market price of the Common Stock. In the event of a decline in the market price of the Common Stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, a reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior charges).

Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the Option Plan currently requires any charge against earnings under generally accepted accounting principles. Statement of

Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," establishes financial accounting and reporting standards for stock-based employee compensation plans. This Statement defines a fair value method of accounting for an employee stock option or similar equity instrument and encourages all entities to adopt that method of accounting for all of their employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the fair value method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Under the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at the grant date or other measurement date over the amount an employee must pay to acquire the stock. The Company anticipates that it will use the intrinsic value method, in which event pro forma disclosure will be included in the footnotes to the Company's financial statements to show what net income and earnings per share would have been if the fair value method had been utilized. If the Company elects to utilize the fair value method, its net income and earnings per share may be adversely affected.

Stockholder Approval

No awards will become exercisable under the Option Plan unless the Option Plan is approved by stockholders. Stockholder approval of the Option Plan will also satisfy the requirements of the Nasdaq Stock Market and the Code.

             THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE 2000 STOCK OPTION PLAN.

PROPOSAL NUMBER FOUR

                   PROPOSAL TO ADOPT THE 2000 RESTRICTED STOCK

                         PLAN FOR NON-EMPLOYEE DIRECTORS

General

         The Board of Directors of the Company has adopted the 2000 Restricted Stock Plan for Non-Employee Directors ("Restricted Stock Plan"), the objective of which is to compensate the Company's non-employee directors for services rendered since June 1999. The Company's non-employee directors have not received any cash compensation, stock options or other form of compensation since June 1999. As set forth below, the Board has approved grants to each of the non-employee directors, subject to the receipt of shareholder approval.

Description of the Restricted Stock Plan

         The following description of the Restricted Stock Plan is a summary of its terms and is qualified in its entirety by reference to the Restricted Stock Plan, a copy of which is attached hereto as Appendix F.

         On June 13, 2000, the Board approved the grant of 25,000 restricted shares to each of Directors Bartlett, Lefkowitz, McNally, Savage and Trittipoe and 50,000 restricted shares to Chairman Campbell. The grants are contingent upon the receipt of shareholder approval of the Restricted Stock Plan and will be null and void if shareholder approval is not received. Because the grants represent compensation for services previously rendered, the grants will be fully vested and restricted shares will be issued to the recipients of the grants upon shareholder approval of the Plan. The closing price for the common stock was $.51 per share on June 13, 2000.

         The total shares available under the Plan is 175,000 shares, all of which are subject to the above grants to the non-employee directors. The certificates for the shares will bear a restrictive transfer legend when they are issued upon receipt of shareholder approval of the Plan.

Federal Income Tax Consequences

         Pursuant to Section 83 of the Code, recipients of the restricted shares will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time that the shares vest and become transferable. A recipient may also elect, however, to accelerate the recognition of income with respect to his or her restricted shares to the time of grant, notwithstanding that the shares have not yet vested. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of restricted shares awards in the year in which such amounts are included in income.

         The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment

         For a discussion of SFAS No. 123, see "Proposal to Adopt the 2000 Stock Option Plan - Accounting Treatment." Under the intrinsic value method, the Company will also recognize a compensation expense when shares of Common Stock granted pursuant to the Restricted Stock Plan vest. The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the Common Stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes. The vesting of grants will have the effect of increasing the Company's compensation expense.

Shareholder Approval

         No grants under the Restricted Stock Plan shall become vested until the Restricted Stock Plan is approved by shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ADOPTION OF THE 2000 RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS.

         PROPOSAL NUMBER FIVE

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The firm of McGladrey & Pullen, LLP served as the independent auditors for the Company for the fiscal year ending December 31, 1999. The Company has appointed McGladrey & Pullen, LLP independent auditors for the year ending December 31, 2000. Representatives of McGladrey & Pullen, LLP are expected to be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.



As of May 18,1999, the Company dismissed its former independent auditors, Deloitte & Touche LLP, which had audited the Company's financial statements for the years ended December 31, 1998 and 1997. The reports of Deloitte & Touche LLP on our financial statements for 1998 and 1997 did not contain any adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was made by the Company's board of directors acting upon the recommendation of the board's audit committee. To the Company's knowledge, there were no disagreements with the former auditors, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Deloitte & Touche's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.


            THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
             FOR THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS INDEPENDENT AUDITORS FOR THE YEAR 2000.

                              SHAREHOLDER PROPOSALS

Any proposal which a shareholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of shareholders of the Company, which is scheduled to be held in May 2001, must be received at the principal executive offices of the Company, 8180 Greensboro Drive, Suite 525, McLean, Virginia 22206, Attention: Corporate Secretary, no later than December 15, 2000. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. The Company urges shareholders to send any such proposals by certified mail, return receipt requested.


                          ANNUAL AND QUARTERLY REPORTS

Copies of the  Company's  Annual  Report  on Form  10-KSB/A  for the year  ended
December 31, 1999 and Quarterly report on Form 10-QSB for the quarter ended March 31, 2000 accompany this Proxy Statement. The Form 10-KSB/A includes a list of the exhibits that have been filed with the Securities and Exchange Commission under the 1934 Act. The Form 10-KSB/A and the Form 10-QSB are not part of the proxy solicitation materials, except as set forth below under "Documents

Incorporated by Reference".


                       DOCUMENTS INCORPORATED BY REFERENCE

 The following portions of the Company's accompanying Annual Report on Form 10-KSB/A for the year ended December 311,1999 are incorporated herein by reference:

(a) Item 6. Management's Discussion and analysis on pages 10 through 15; and (b)
Item 7. Financial Statements on pages 15 and 18 through 43.

 In addition, the consolidated financial statements, notes to consolidated financial statements and the management's discussion and analysis of financial condition and results of operations on pages 10-15 of the Company's accompanying Quarterly Report on Form 10-QSB for the quarter ended March 31, 2000 are incorporated herein by reference.


                                  OTHER MATTERS

Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of shareholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

               PLEASE PROMPTLY SIGN, DATE AND RETURN YOUR PROXY IN

                       THE ENCLOSED POSTAGE PAID ENVELOPE.

                                   Appendix A

                          AGREEMENT AND PLAN OF MERGER


AGREEMENT AND PLAN OF MERGER ("Merger Agreement"), dated as of June 28, 2000, by and between Allstate Financial Corporation, a Virginia corporation (the "Company"), and Allstate Financial Corporation, a to be formed Delaware corporation ("New Allstate").

WHEREAS, the Company is a corporation to be duly organized and existing under the laws of the State of Virginia;


WHEREAS, New Allstate is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, the Company has authority to issue 10,000,000 shares of common stock, no par value per share (the "Company's Common Stock"), of which 2,324,616 shares are issued and outstanding and 2,000,000 shares of preferred stock, no par value per share (the "Company's Preferred Stock"), none of which has been issued;

WHEREAS, prior to the Effective Date of the Merger (as such terms are hereinafter defined), additional shares of the Company's Common Stock may be issued upon the exercise of options or convertible subordinated debt to purchase the Company's Common Stock;


WHEREAS, New Allstate will have authority to issue 20,000,000 shares of common stock, par value $.01 per share (the "Delaware Common Stock"), and, 2,000,000 shares of preferred stock, par value $.01 per share;

WHEREAS, one thousand (1000) shares of the Delaware Common Stock will be issued and outstanding, all of which will be owned, beneficially and of record, by the Company;

WHEREAS, the respective Boards of Directors of the Company and New Allstate have or will have determined that, for the purpose of effecting the reincorporation of the Company in the State of Delaware, it is advisable and in the best interest of both corporations that the Company merge with and into New Allstate upon the terms and conditions hereinafter provided and in accordance with the laws of the State of Virginia and Delaware in a transaction qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

WHEREAS, the respective Boards of Directors of the Company and New Allstate have or will have approved this Merger Agreement and directed that this Merger Agreement be submitted to a vote of their respective shareholders for approval;


NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and New Allstate hereby agree as follows:

1. Merger. Subject to the terms and conditions of this Merger Agreement, the Company shall be merged with and into New Allstate (the "Merger") in accordance with Section 253 of the Delaware General Corporation Law ("DGCL") and Section 13.1-716 of the Virginia Stock Corporation Act ("VSCA") such that New Allstate shall be the surviving corporation (hereinafter referred to as the "Surviving Corporation"). The Merger shall become effective upon the date (the "Effective Date") on which a certified copy of this Merger Agreement or a Certificate of Merger, executed and acknowledged on behalf of New Allstate and the Company, in accordance with the requirements of the DGCL and the VSCA, has been filed with the Delaware Secretary of State and the State Corporation Commission of Virginia.


2. Certificate of Incorporation. The Certificate of Incorporation of New Allstate shall read in the form attached hereto as Exhibit 1. The Certificate of Incorporation of New Allstate shall be the Certificate of Incorporation of the Surviving Corporation as of the Effective Date without change or amendment, until thereafter amended in accordance with the provisions thereof and applicable laws.


3. Directors, Officers and Bylaws. The directors of the Company immediately prior to the Effective Date shall be the directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and the Bylaws of the Surviving Corporation. The officers of the Company immediately prior to the Effective Date shall be the officers of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and the Bylaws of the Surviving Corporation. The Bylaws of New Allstate shall be amended and restated prior to the Effective Date to read in the form attached hereto as
Exhibit 2. The Amended and Restated Bylaws shall be the Amended and Restated Bylaws of the Surviving Corporation as of the Effective Date without change or amendment, until thereafter amended in accordance with the provisions thereof and applicable laws.

4. Succession. From and after the Effective Date, the Surviving Corporation shall succeed, insofar as permitted by law, to all of the rights, assets, liabilities and obligations of the Company; and the title to any real estate vested by deed or otherwise, in either of the Company and/or the Surviving Corporation, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens on any property of either of said corporations shall be reserved unimpaired, and all debts, liabilities and duties of said corporations shall, as of the Effective Date, attach to the Surviving Corporation, and may be enforced against the Surviving Corporation to the same extent as if said debts, liabilities and duties had been incurred or contracted by it, and any claim existing or action or proceeding pending by or against any of said corporations may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place. The employees and agents of the Company shall become the employees and agents of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of the Company.

5. Further Assurances. From time to time as and when requested by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of the Company and/or the Surviving Corporation such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, protect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interest, assets, rights, privileges, immunities, powers, franchises, and authority of the Company, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized, in the name and on behalf of the Company, or otherwise, to take any and all such action and to execute and


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

deliver any and all such deeds and other instruments.

6. Conversion of Shares.


(a) Upon the Effective Date, each share of the Company's Common Stock issued and outstanding or held in the treasury of the Company immediately prior thereto (other than shares of the Company's Common Stock in respect of which dissenters' rights shall properly have been exercised in accordance with the VSCA) shall, by virtue of the Merger and without any action on the part of any holder thereof, be changed and converted into one fully paid and non assessable share of Delaware Common Stock, with the terms thereof as reflected in the Certificate of Incorporation of New Allstate.

(b) Upon the Effective Date, the one thousand(1000) shares of Delaware Common Stock to be issued and outstanding in the name of the Company shall be canceled and retired without any consideration being issued or paid therefor and shall resume the status of authorized and unissued shares of Delaware Common Stock, and no shares of Delaware Common Stock or other securities of the Surviving Corporation shall be issued in respect thereof.


(c) Each outstanding option to purchase shares of the Company's Common Stock under any of the stock option plans of the Company (an "Old Option") and outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option (the "New Option") to purchase, upon the same terms and conditions, the number of shares of Delaware Common Stock which is equal to the same number of shares of Company's Common Stock which may be purchased under such Old Option. The exercise price per share under each New Option shall be equal to the exercise price per share immediately prior to the Effective Date with respect to each Old Option. All of the Company's stock option plans and stock options granted thereunder, outstanding immediately prior to the Effective Date, shall be automatically amended to permit plan continuance and stock option continuance and conversion into those of the Surviving Corporation following the Merger notwithstanding any provisions heretofore contained in such plans or outstanding options providing for termination in the event of a merger in which the Company is not the surviving corporation.

7. Stock  Certificates.  Upon the Effective Date, each certificate  representing


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

issued and outstanding shares of the Company's Common Stock (other than shares of the Company's Common Stock in respect of which dissenters' rights shall properly have been exercised in accordance with the VSCA) shall be deemed and treated for all purposes as representing the shares of Delaware Common Stock into which such shares of the Company's Common Stock have been converted. Each shareholder of the Company may, but is not required to, exchange any existing stock certificates representing shares of the Company's Common Stock for stock certificates representing the same number of shares of Delaware Common Stock. All shares of Delaware Common Stock into which shares of the Company's Common Stock shall have been converted pursuant to this Merger Agreement shall be deemed to have been issued in full satisfaction of all rights pertaining to such converted shares. When the Merger becomes effective, the holders of certificates representing the Company's Common Stock outstanding immediately prior to the Effective Date (except for shares of the Company's Common Stock in respect of which dissenters' rights shall have been properly exercised in accordance with the VSCA) shall cease to have any rights with respect to such stock, and their sole rights shall be with respect to the Delaware Common Stock into which their shares of the Company's Common Stock are to be converted by the Merger. Upon the Effective Date, the stock transfer books of the Company shall be closed and no transfer of shares of the Company's Common Stock outstanding immediately prior to the Effective Date shall thereafter be made or consummated.

8. Employee Option and Benefit Plans, Convertible Subordinated Debt, and Other Stock Rights. As of the Effective Date: (a) all employee option, benefit or compensation plans of the Company (collectively, the "Plans") and all obligations of the Company under the Plans, including the outstanding options granted pursuant to the Plans, (b) all obligations of the Company under all other benefit or compensation plans and outstanding stock rights in effect as of the Effective Date with respect to which employee rights or accrued benefits or other rights are outstanding as of the Effective Date, and (c) all obligations of the Company under all convertible subordinated debt instruments outstanding as of the Effective Date, shall be assumed by, and continue to be the plan or obligation of, the Surviving Corporation. To the extent any employee option, benefit or compensation plan or convertible subordinated debt instrument of the Company provided for the issuance or purchase of, or otherwise related to, the Company's Common Stock, after the Effective Date such plan or instrument shall be deemed to provide for the issuance or purchase of, or otherwise relate to, Delaware Common Stock.

9. Shareholder  Approval.  This Merger Agreement shall be submitted to a vote of


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

the shareholders of the Company and the sole shareholder of New Allstate in accordance with the laws of the State of Virginia and the State of Delaware, respectively. In the event that this Merger Agreement shall be not approved by the requisite vote of holders of two-thirds of the Company's Common Stock entitled to vote at the Company's 2000 annual meeting or any adjournment thereof, this Merger Agreement shall thereupon be terminated without further action of the parties hereto.

10. Plan of Reorganization. This Agreement is intended to be a plan of reorganization within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder.

11. Conditions to Closing. The obligations of the Company and New Allstate to complete the Merger are subject to the following conditions:

(a)               the receipt of the shareholder approvals referenced in
                  Section 9;

(b) the Company's receipt of an opinion from Elias, Matz, Tiernan & Herrick L.L.P., Washington, D.C., to the effect that: (1) no gain or loss will be recognized for federal income tax purposes by the stockholders of the Company as a result of the Merger; (2) the basis and holding period for the Delaware Common Stock received by the stockholders of the Company in exchange for Company's Common Stock will be the same as the basis and holding period of the stock of the Company exchanged therefor; and (3) no gain or loss will be recognized for federal income tax purposes as a result of the Merger by the Company or New Allstate; and

(c) the Company's receipt of a tax opinion from PricewaterhouseCoopers LLP in form and substance reasonably satisfactory to the Company to the effect that the use of the Company's NOL carryforwards will not be impaired by the Merger or by the issuance of Delaware Common Stock upon conversion of the 10% Convertible Notes Due September 30, 2003.

12. Amendment. Subject to applicable law, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time


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

prior to the Effective Date with respect to any of the items contained herein.

13. Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either New Allstate or the Company or both, notwithstanding the approval of this Merger Agreement by the shareholders of the Company or the sole shareholder of New Allstate.

14. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Virginia, except to the extent the laws of the State of Delaware are required to apply to the Merger.

IN WITNESS WHEREOF, this Merger Agreement is hereby executed on behalf of the Company and New Allstate by their respective duly authorized officers as of the date first written above.

ALLSTATE FINANCIAL CORPORATION,
a Virginia corporation

/s/ Charles G. Johnson

-------------------------------
Name:  Charles G. Johnson
Title: President


ALLSTATE FINANCIAL CORPORATION,

a Delaware Corporation

/s/ Charles G. Johnson

-------------------------------
Name:  Charles G. Johnson
Title: President


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


                                   APPENDIX B

                         CERTIFICATE OF INCORPORATION OF

                         ALLSTATE FINANCIAL CORPORATION

Article 1. Name. The name of the corporation is Allstate Financial Corporation (hereinafter referred to as the "Corporation").

Article 2. Registered Office and Registered Agent. The address of the registered office of the Corporation in the State of Delaware is 1105 N. Market Street, Suite 1300, in the city of Wilmington, county of New Castle. The name of the registered agent at such address is Delaware Corporate Management, Inc.

Article 3. Nature of Business. The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

Article 4. Capital Stock. The total number of shares of capital stock which the Corporation has authority to issue is 22,000,000 of which 20,000,000 shall be common stock, $.01 par value per share (hereinafter the "Common Stock"), and 2,000,000 shall be preferred stock, $.01 par value per share (hereinafter the "Preferred Stock").

The Board of Directors is hereby expressly authorized, by resolution or resolutions to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock. Before any shares of any such series are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by resolution or resolutions, the following provisions of the shares thereof:

(a) the designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof;

(b) whether the shares of such series shall have voting rights, including any authority to elect directors, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

(c) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon


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

which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of this class;

(d) whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

(e) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or upon any distribution of the assets of the Corporation;

(f) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(g) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of this class or any other securities, and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

(h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of this class;

(i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of this class or of any other class; and

(j) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.



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

The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall accrue and/or be cumulative.

Article 5. Preemptive Rights. No holder of the capital stock of the Corporation shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class whatsoever of the Corporation, or of securities convertible into stock of any class whatsoever, whether now or hereafter authorized, or whether issued for cash or other consideration or by way of a dividend.


Article 6. Directors. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The initial Board of Directors shall consist of David W. Campbell and Charles G. Johnson, and each of their addresses is Allstate Financial Corporation, 8180 Greensboro Drive, Suite 525, McLean, Virginia 22102. Except as otherwise fixed pursuant to the provisions of Article 4 hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors, the number of directors shall be determined as stated in the Corporation's Bylaws, as may be amended from time to time. Shareholders of the Corporation shall not be permitted to cumulate their votes for the election of directors.


Article 7. Liability of Directors and Officers. The personal liability of the directors and officers of the Corporation for monetary damages shall be eliminated to the fullest extent permitted by the General Corporation Law of the State of Delaware as it exists on the effective date of this Certificate of Incorporation or as such law may be thereafter in effect. No amendment, modification or repeal of this Article 7 shall adversely affect the rights provided hereby with respect to any claim, issue or matter in any proceeding that is based in any respect on any alleged action or failure to act prior to such amendment, modification or repeal.

Article 8.  Indemnification.  The  Corporation  shall  indemnify its  directors,


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

officers, employees, agents and former directors, officers, employees and agents, and any other persons serving at the request of the Corporation as a director, officer, employee or agent of another corporation, association, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees, judgments, fines and amounts paid in settlement) incurred in connection with any pending or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, with respect to which such director, officer, employee, agent or other person is a party, or is threatened to be made a party, to the full extent permitted by the General Corporation Law of the State of Delaware, provided, however, that the Corporation shall not be liable for any amounts which may be due to any person in connection with a settlement of any action, suit or proceeding effected without its prior written consent or any action, suit or proceeding initiated by any person seeking indemnification hereunder without its prior written consent. The indemnification provided herein (i) shall not be deemed exclusive of any other right to which any person seeking indemnification may be entitled under any bylaw, agreement or vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in any other capacity, and (ii) shall inure to the benefit of the heirs, executors and administrators of any such person. The Corporation shall have the power, but shall not be obligated, to purchase and maintain insurance on behalf of any person or persons enumerated above against any liability asserted against or incurred by them or any of them arising out of their status as corporate directors, officers, employees or agents, whether or not the Corporation would have the power to indemnify them against such liability under the provisions of this Article 8.

Article 9. Restrictions on Transfers and Acquisitions of the Corporation's Securities.


A. Upon the effective date of the reincorporation of Allstate Financial Corporation, the incorporator of the Corporation and a Virginia corporation, from Virginia to Delaware ("Effective Date"), and ending on the earlier of (1) the expiration of twenty (20) years after the Effective Date, or (2) the date which is the first day of the beginning of the taxable year of the Corporation (or any successor thereto) to which no net operating loss, capital loss, general business credit, alternative minimum tax, foreign tax credit or net unrealized built-in loss ("Tax Benefits") may be carried forward, any attempted sale, purchase, transfer, assignment, conveyance, pledge or other disposition

("Transfer") of any share of Common Stock, any warrants, rights or options to purchase Common Stock, or any other interests that would be treated as "stock" of the Corporation under Section 382 of the Internal Revenue Code of 1986, as amended ("Code") (collectively, "Corporate Securities") to any person or entity or group of persons or entities acting in concert ("Transferee") who directly or indirectly owns or is treated as owning (within the meaning of the attribution rules applicable under Section 382 of the Code) ("Own") more than 4.9% of the outstanding shares of any class of Corporate Securities or, after giving effect to the Transfer, would directly or indirectly Own more than 4.9% of the outstanding shares of any class of Corporate Securities shall be void ab initio and shall not be effective to Transfer any of such shares of Corporate
Securities to the extent the Transfer increases the Transferee's direct or indirect ownership of the Corporate Securities above 4.9% of the total outstanding shares of such class of Corporate Securities. Similarly, any Transfer by a transferor who directly or indirectly Owns five percent (5%) or more of the outstanding shares of any class of Corporate Securities shall be void ab initio and shall not be effective to Transfer any of such shares to the purported Transferee.


B. The foregoing restrictions on transfer of Corporate Securities shall not apply to a proposed Transfer if the transferor or the Transferee obtains the approval of at least two-thirds of the Board of Directors of the Corporation. As a condition to granting such approval, the Board of Directors may, in its discretion, require that the transferor or the Transferee, as the case may be, deliver an opinion of counsel acceptable in form and substance to the Board of Directors to the effect that the Transfer shall not result in the application of any limitation on the use of Tax Benefits under Sections 382 and 269 of the Code. If the board requires and receives such an opinion of counsel, the decision to approve a Transfer (whether or not that decision is contrary to the opinion so delivered) shall still remain in the sole discretion of the Board of Directors.

C. If the Board of Directors determines that a Transfer of Corporate Securities constitutes a Transfer prohibited by Article 9.A ("Prohibited Transfer"), then, upon written demand by the Corporation, the purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of Corporate Securities that are the subject of the Prohibited Transfer ("Prohibited Securities"), together with any dividends or other distributions that were received by the Transferee from the Corporation with respect to such


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

Prohibited Securities ("Prohibited Distributions"), to an agent designated by the Board of Directors ("Agent"). The Agent shall thereupon sell to a buyer or buyers the Prohibited Securities transferred to it. If the purported Transferee has resold the Prohibited Securities before receiving the Corporation's demand to surrender the Prohibited Securities to the Agent, the purported Transferee shall be deemed to have sold the Prohibited Securities for the Agent and shall be required to transfer to the Agent any Prohibited Distributions and the proceeds of such sale. If the purported Transferee fails to surrender the Prohibited Securities, or the proceeds of a sale thereof, and any Prohibited Distributions to the Agent within thirty (30) business days from the date on which the Corporation makes a demand for such surrender, then the Corporation may institute legal proceedings to compel surrender.

D. No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported Transferee shall not be recognized as a shareholder of the Corporation for any purpose whatsoever in respect of the Prohibited Securities. Until the Prohibited Securities are acquired by another person in a Transfer that is not a Prohibited Transfer, the purported Transferee shall not be entitled with respect to such Prohibited Securities to any rights of shareholders of the Corporation, including, without limitation, the right to vote such Prohibited Securities and to receive dividend distributions, whether liquidating or otherwise, in respect thereof, if any. Once the Prohibited Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporate Securities shall cease to be Prohibited Securities.

E. The Agent shall apply any proceeds of a sale by it of Prohibited Securities and, if the purported Transferee has previously resold the Prohibited Securities, any amounts received by it from a purported Transferee, as follows:
(1) first, such amount shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder;
(2) second, any remaining amounts shall be paid to the purported Transferee, up to the amount paid by the purported Transferee for the Prohibited Securities, which amount shall be determined in the discretion of the Board of Directors; and (3) third, any remaining amounts shall be paid to one or more organizations qualifying under Section 501(c)(3) of the Code as selected by the Board of Directors of the Corporation.

F. All certificates reflecting Corporate Securities issued by the Corporation on or after the Effective Date shall bear a conspicuous legend in substantially the


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

following form:

         THE TRANSFER OF THE SECURITIES REPRESENTED HEREBY IS SUBJECT TO RESTRICTION PURSUANT TO ARTICLE 9 OF THE CERTIFICATE OF INCORPORATION OF
        THE CORPORATION, A COPY OF WHICH IS AVAILABLE UPON REQUEST TO THE

     CORPORATION OR ITS TRANSFER AGENT. ARTICLE 9 PROHIBITS THE TRANSFER OF THE SECURITIES TO ANY PERSON, ENTITY OR GROUP ("TRANSFEREE") WHO DIRECTLY OR INDIRECTLY OWNS (OR WHO WOULD DIRECTLY OR INDIRECTLY OWN AFTER GIVING
         EFFECT TO THE PROPOSED TRANSFER) MORE THAN 4.9% OF ANY CLASS OF SECURITIES OF THE CORPORATION, OR THE TRANSFER BY ANY TRANSFEROR WHO
    DIRECTLY OR INDIRECTLY OWNS 5% OR MORE OF ANY CLASS OF SECURITIES OF THE
     CORPORATION, IN EACH CASE UNLESS APPROVED BY AT LEAST TWO-THIRDS OF THE
                     BOARD OF DIRECTORS OF THE CORPORATION.

G. In the event any provision (or portion thereof) of this Article 9 shall be found to be invalid, prohibited or unenforceable for any reason, the remaining provisions (or portions thereof) of this Article 9 shall remain in full force and effect, and shall be construed as if such invalid, prohibited or unenforceable provision had been stricken herefrom or otherwise rendered inapplicable, it being the intent of this Corporation and its shareholders that each such remaining provision (or portion thereof) of this Article 9 remain, to the fullest extent permitted by law, applicable and enforceable as to all shareholders.

Article 10. Compromises or Arrangements With Creditors or Stock-holders. Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or


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arrangement and to any  reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

Article 11. Amendment of Certificate of Incorporation. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by law, and all rights conferred upon shareholders herein are granted subject to this reservation. No amendment, addition, alteration, change or repeal of this Certificate of Incorporation shall be made unless it is first approved by the Board of Directors of the Corporation pursuant to a resolution adopted by the affirmative vote of a majority of the directors then in office, and is thereafter approved by the holders of at least two-thirds of the shares entitled to vote generally in an election of directors (after giving effect to Article 9.D hereof), voting together as a single class, as well as such additional vote of the Preferred Stock as may be required by the provisions of any series thereof. Notwithstanding the preceding sentence, any amendment to this Certificate of Incorporation recommended for adoption by at least two-thirds of the entire Board of Directors (including any vacancies) shall, to the extent the General Corporation Law of the State of Delaware requires shareholder approval of such amendment, require the affirmative vote of a majority of the shares entitled to vote generally in an election of directors (after giving effect to Article 9.D hereof), voting together as a single class, as well as such additional vote of the Preferred Stock as may be required by the provisions of any series thereof.

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IN WITNESS WHEREOF,  Allstate Financial Corporation,  a Virginia corporation has caused this Certificate of Incorporation to be signed by its President and attested to by its Chairman on this 28th day of June, 2000.

Attest:
ALLSTATE FINANCIAL CORPORATION



By: /s/ David W. Campbell
Name:   David W. Campbell
Title:  Chairman
8180 Greensboro Drive, Suite 525
McLean, Virginia 22102




By: /s/Charles G. Johnson

-------------------------

Name:  Charles G. Johnson
Title: President
8180 Greensboro Drive, Suite 525
McLean, Virginia 22102



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                                   APPENDIX C

                           AMENDED AND RESTATED BYLAWS

                                       OF

                         ALLSTATE FINANCIAL CORPORATION

ARTICLE I. OFFICES

1.1 Registered Office and Registered Agent. The registered office of Allstate Financial Corporation (the "Corporation") shall be located in the State of Delaware at such place as may be fixed from time to time by the Board of Directors upon filing of such notices as may be required by law, and the registered agent shall have a business office identical with such registered office.

1.2 Other Offices. The Corporation may have other offices within or without the State of Delaware at such place or places as the Board of Directors may from time to time determine.

 ARTICLE II. SHAREHOLDERS' MEETINGS

2.1 Meeting Place. All meetings of the shareholders shall be held at the principal place of business of the Corporation, or at such other place within or without the State of Delaware as shall be determined from time to time by the Board of Directors, and the place at which any such meeting shall be held shall be stated in the notice of the meeting.

2.2 Annual Meeting. The annual meeting of the shareholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held each year on such date and time as determined by the Board of Directors and stated in the notice of such meeting.

2.3 Organization. Each meeting of the shareholders shall be presided over by the Chairman of the Board, or in his absence by the President, or in their absences, any other individual selected by the Board of Directors. The Secretary, or in his absence a temporary Secretary, shall act as secretary of each meeting of the shareholders. In the absence of the Secretary and any temporary Secretary, the


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chairman of the meeting may appoint any person  present to act as  secretary  of the meeting. The chairman of any meeting of the shareholders shall announce the date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting and, unless prescribed by law or regulation or unless the Board of Directors has otherwise determined, shall determine the order of the business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussions as seem to him in order.

2.4 Special Meetings. Except as otherwise required by law and subject to the rights of the holders of any class or series of Preferred Stock, special meetings of the shareholders may be called by the Chairman of the Board of Directors, the President of the Corporation or by the Board of Directors pursuant to a resolution approved by the affirmative vote of at least a majority of the directors then in office.

2.5 Notice.
    ------

(a) Notice of the place, day and hour of the annual meeting of shareholders shall be given by delivering personally or by mailing a written notice of the same, not less than ten days and not more than sixty days prior to the date of the meeting, to each shareholder of record entitled to vote at such meeting. When any shareholders' meeting, either annual or special, is adjourned for thirty days or more, or if a new record date is fixed for an adjourned meeting of shareholders, notice of the adjourned meeting shall be given as in the case of an original meeting. It shall not be necessary to give any notice of the time and place of any meeting adjourned for less than thirty days (unless a new record date is fixed therefor), other than an announcement at the meeting at which such adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting.

(b) Not less than ten days and not more than sixty days prior to the meeting, a written notice of each special meeting of shareholders, stating the place, day and hour of such meeting, and the purpose or purposes for which the meeting is called, shall be either delivered personally or mailed to each shareholder of record entitled to vote at such meeting.

(c) If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on


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the stock transfer books of the Corporation, with postage thereon prepaid.

2.6 Record List of Shareholders. At least ten days before each meeting of shareholders, a complete record of the shareholders entitled to vote at such meeting, or any adjournment thereof, shall be made, arranged in alphabetical order, with the address of and number of shares registered in the name of each, which record shall be kept open to the examination of any shareholder, for a purpose germane to the meeting, in accordance with the General Corporation Law ("GCL") of the State of Delaware. The record also shall be kept open at the time and place of such meeting for the inspection of any shareholder.

2.7 Quorum; Actions of Shareholders. Except as otherwise required by law or the Corporation's Certificate of Incorporation:

(a) A quorum at any annual or special meeting of shareholders shall consist of shareholders representing, either in person or by proxy, a majority of the outstanding capital stock of the Corporation entitled to vote at such meeting.

(b) In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

2.8 Voting of Shares. Except as otherwise provided in these Amended and Restated Bylaws or to the extent that voting rights of the shares of any class or classes are limited or denied by the Certificate of Incorporation, each shareholder, on each matter submitted to a vote at a meeting of shareholders, shall have one vote for each share of stock registered in his name on the books of the Corporation.

2.9 Closing of Transfer Books and Fixing of the Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or any adjournment thereof, or entitled to receive payment of any dividend, the Board of Directors may provide that the stock transfer books shall be closed for a stated period not to exceed 60 days nor less than ten days preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a record date for any such determination of shareholders, which record date shall not precede the date upon which the


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

resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty days and, in case of a meeting of shareholders, not less than ten days prior to the date on which the particular action requiring such determination of shareholders is to be taken.

2.10 Proxies. A shareholder may vote either in person or by proxy executed in writing by the shareholder or his duly authorized attorney-in-fact. Without limiting the manner in which a shareholder may authorize another person or persons to act for him as proxy, a shareholder may grant such authority in the manner specified in Section 212(c) of the GCL (or any successor thereto). No proxy shall be valid after three years from the date of its execution, unless otherwise provided in the proxy.

2.11 Waiver of Notice. A waiver of any notice required to be given any shareholder, signed by the person or persons entitled to such notice, whether before or after the time stated therein for the meeting, shall be equivalent to the giving of such notice. The attendance of any shareholder at a meeting, in person or by proxy, shall constitute a waiver of notice by such shareholder, except where a shareholder attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or commenced.

2.12 Voting of Shares in the Name of Two or More Persons. When ownership stands in the name of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary of the Corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, at any meeting of the shareholders of the Corporation any one or more of such shareholders may cast, in person or by proxy, all votes to which such ownership is entitled. In the event an attempt is made to cast conflicting votes, in person or by proxy, by the several persons in whose names shares of stock stand, the vote or votes to which those persons are entitled shall be cast as directed by a majority of those holding such stock and present in person or by proxy at such meeting, but no votes shall be cast for such stock if a majority cannot agree, except to the extent provided in Section 217(b)(3) of the GCL (or any successor thereto).

2.13 Voting of Shares by Certain Holders. Shares standing in the name of another


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

corporation may be voted by an officer, agent or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such corporation may determine. Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court or other public authority by which such receiver was appointed. A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

2.14 Proposals. At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not later than 120 days prior to the anniversary date of the mailing of proxy materials by the Corporation in connection with the immediately preceding annual meeting of shareholders of the Corporation or, in the case of the first annual meeting of shareholders of the Corporation following the reincorporation of Allstate Financial Corporation from Virginia to Delaware (the "Reincorporation"), which meeting is expected to be held in May 2001, notice by the shareholder must be so delivered and received no later than the close of business on December 15, 2000, notwithstanding any determination by the Corporation to schedule such first annual meeting later than May 2001. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business, (c) the class and number of shares of Corporation stock which are beneficially owned by the shareholder submitting the notice, by any person or


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

entity who is an Affiliate or Associate of such shareholder (as such capitalized terms are defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or any successor thereto), by any Person who is a member of any group with such shareholder with respect to the Corporation stock or who is known by such shareholder to be supporting such proposal on the date the notice is given to the Corporation, and by each Person who is in control of, is controlled by or is under common control with any of the foregoing Persons,
(d) the identification of any person retained or to be compensated by the shareholder submitting the proposal, or any person acting on his or her behalf, to make solicitations or recommendations to shareholders for the purpose of assisting in the passage of such proposal and a brief description of the terms of such employment, retainer or arrangement for compensation, and (e) any material interest of the shareholder in such business. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Article II, Section 2.14, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations.

2.15 Inspectors. For each meeting of shareholders, the Board of Directors shall appoint one or more inspectors of election, who shall make a written report of such meeting. If for any meeting the inspector(s) appointed by the Board of Directors shall be unable to act or the Board of Directors shall fail to appoint any inspector, one or more inspectors shall be appointed at the meeting by the chairman thereof. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. An inspector or inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (v) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be announced at the meeting by the chairman thereof. An inspector or inspectors shall not accept a ballot, proxy or vote, nor any revocations thereof or changes thereto, after the closing of the polls (unless the Court of Chancery of the State of Delaware upon application by a shareholder shall determine


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otherwise) and may appoint or retain other persons or entities to assist them in the performance of their duties. Inspectors need not be shareholders and may not be nominees for election as directors.

ARTICLE III. CAPITAL STOCK

3.1 Certificates. Certificates of stock shall be issued in numerical order, and each shareholder shall be entitled to a certificate signed by the President or a Vice President, and by the Secretary or an Assistant Secretary, and may be sealed with the seal of the Corporation or facsimile thereof. The signatures of such officers may be facsimiles if the certificate is manually signed on behalf of a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation. If an officer who has signed or whose facsimile signature has been placed upon such certificate ceases to be an officer before the certificate is issued, it may be issued by the Corporation with the same effect as if the person were an officer on the date of issue. Each certificate of stock shall state:

(a) that the Corporation is organized under the laws of the State of Delaware;

(b) the name of the person to whom issued;

(c) the number and class of shares and the designation of the series, if any, which such certificate represents; and

(d) the par value of each share represented by such certificate, or a statement that such shares are without par value.

3.2 Transfers.

(a) Transfers of stock shall be made only upon the stock transfer books of the Corporation, kept at the registered office of the Corporation or at its principal place of business, or at the office of its transfer agent or registrar, and before a new certificate is issued, the old certificate shall be surrendered for cancellation. The Board of Directors may, by resolution, open a share register in any state of the United States, and may employ an agent or agents to keep such register, and to record transfers of shares therein.

(b) Shares of stock shall be transferred by delivery of the certificates therefor, accompanied either by an assignment in writing on the back of the


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certificate  or an  assignment  separate from the  certificate,  or by a written power of attorney to sell, assign and transfer the same, signed by the holder of said certificate. No shares of stock shall be transferred on the books of the Corporation until the outstanding certificates therefor have been surrendered to the Corporation.

(c) A written restriction on the transfer or registration of transfer of a certificate evidencing stock of the Corporation, if permitted by the GCL and noted conspicuously on such certificate, may be enforced against the holder of the restricted certificate or any successor or transferee of the holder, including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.

3.3 Registered Owner. Registered shareholders shall be treated by the Corporation as the holders in fact of the stock standing in their respective names and the Corporation shall not be bound to recognize any equitable or other claim to or interest in any share on the part of any other person, whether or not it shall have express or other notice thereof, except as expressly provided by the laws of the State of Delaware.

3.4 Lost, Stolen or Destroyed Certificates. The Corporation may issue a new certificate of stock in place of any certificate previously issued by it which is alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

3.5 Fractional Shares or Scrip. The Corporation may (a) issue fractions of a share which shall entitle the holder to exercise voting rights, to receive dividends thereon and to participate in any of the assets of the Corporation in the event of liquidation; (b) arrange for the disposition of fractional interests by those entitled thereto; (c) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such shares are determined; or (d) issue scrip in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip aggregating a full share.

3.6 Shares of Another  Corporation.  Shares owned by the  Corporation in another


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corporation,  domestic or foreign, may be voted by such officer,  agent or proxy
as  the  Board  of  Directors   may   determine  or,  in  the  absence  of  such
determination, by the President of the Corporation.





ARTICLE IV. BOARD OF DIRECTORS

4.1 Powers. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors, which may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation or these Amended and
Restated   Bylaws   directed  or  required  to  be  exercised  or  done  by  the shareholders.

4.2 Election, Term and Qualifications. Each director shall hold office until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death. Directors of the Corporation shall be elected annually. Directors need not be residents of this state or shareholders of the Corporation.

4.3 Number of Directors. The initial Board of Directors shall consist of six (6) persons. The number of directors may at any time be increased or decreased by a vote of a majority of the Board of Directors, provided that no decrease shall have the effect of shortening the term of any incumbent director. Notwithstanding anything to the contrary contained within these Amended and Restated Bylaws, the number of directors may not be less than three nor more than 10.

4.4 Vacancies. Except as may be otherwise specified in the Corporation's Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors, or in the Corporation's debt instruments, any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of directors, may be filled by a majority vote of the directors then in office, whether or not a quorum is present, or by a sole remaining director, and any director so chosen shall hold office for the remainder of the term to which the director has been selected and until such


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director's successor shall have been elected and qualified.

4.5 Removal of Directors. Subject to the rights of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation to elect directors, and subject to any rights of the holders of the Corporation's debt instruments, any director (including persons elected by directors to fill vacancies in the Board of Directors) may be removed from office with or without cause by an affirmative vote of the holders of a majority of the shares then outstanding and entitled to vote in an election of directors.

4.6 Regular Meetings. Regular meetings of the Board of Directors or any committee thereof may be held at the principal place of business of the Corporation or at such other place or places, either within or without the State of Delaware, as the Board of Directors or such committee, as the case may be, may from time to time designate. Notice of such meetings shall be provided to directors in accordance with the provisions of the GCL. Unless otherwise determined by the Board of Directors, the annual meeting of the Board of Directors shall be held immediately after the adjournment of the annual meeting of shareholders.

4.7 Special Meetings.
    ----------------

(a) Special meetings of the Board of Directors may be called at any time by the Chairman of the Board, the President or by a majority of the authorized number of directors, to be held at the principal place of business of the Corporation or at such other place or places as the Board of Directors or the person or persons calling such meeting may from time to time designate. Notice of all special meetings of the Board of Directors shall be given to each director at least twenty-four (24) hours prior to such meeting if notice is given in person or by telephone, telegraph, telex, facsimile or other electronic transmission and at least five (5) days prior to such meeting if notice is given in writing and delivered by courier or by postage prepaid mail. Such notice need not specify the business to be transacted at, nor the purpose of, the meeting. Any director may waive notice of any meeting by submitting a signed waiver of notice with the Secretary, whether before or after the meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the


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meeting is not lawfully called or convened.

(b) Special meetings of any committee of the Board of Directors may be called at any time by such person or persons and with such notice as shall be specified for such committee by the Board of Directors, or in the absence of such specification, in the manner and with the notice required for special meetings of the Board of Directors.

4.8 Waiver of Notice. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. A waiver of notice signed by the director or directors, whether before or after the time stated for the meeting, shall be equivalent to the giving of notice.

4.9 Quorum; Actions of the Board of Directors. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Amended and Restated Bylaws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

4.10 Action by Directors Without a Meeting. Any action required or which may be taken at a meeting of the directors, or of a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so taken or to be taken, shall be signed by all of the directors, or all of the members of the committee, as the case may be, and such consents are filed with the minutes of proceedings of the Board of Directors or committee, as the case may be. Such consent shall have the same effect as a unanimous vote.

4.11 Action by Directors by Communications Equipment. Any action required or which may be taken at a meeting of directors, or of a committee thereof, may be taken by means of a conference telephone or similar communications equipment subject to any applicable provisions of the GCL.

4.12 Registering Dissent. A director who is present at a meeting of the Board of Directors at which action on a corporate matter is taken shall be presumed to


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have  assented to such action unless his dissent shall be entered in the minutes of the meeting, or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting, before the adjournment thereof, or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

4.13 Executive and Other Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees which in each case consist of one or more directors of the Corporation, and may from time to time invest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by the Board. An Executive Committee may be appointed by resolution passed by a majority of the full Board of Directors. It shall have and exercise all of the authority of the Board of Directors, except in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation or plan of voluntary liquidation, recommending to the shareholders the sale, lease or exchange or other disposition of all or substantially all the property and assets of the Corporation, declaring a dividend on the Corporation's capital stock or amending these Amended and Restated Bylaws. The designation of any such committee, and the delegation of authority thereto, shall not relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

4.14 Remuneration. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors, a stated salary as director and/or such other compensation as may be fixed by the Board of Directors. Members of special or standing committees may be allowed like compensation for serving on committees of the Board of Directors. No such payments shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

4.15 Nominations of Directors. Subject to the rights of holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, or the rights of holders of any debt instruments, nominations for the election of directors may be made by the Board of Directors or committee appointed by the Board of Directors or by any shareholder entitled to vote generally in an election of directors. However, any shareholder entitled to vote generally in an election of directors may nominate one or more persons for election as directors at a meeting only if written notice of such shareholder's


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intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid to the Secretary of the Corporation, which notice is delivered to or received by the Secretary not later than (i) 120 days prior to the anniversary date of the mailing of proxy materials by the Corporation in connection with the immediately preceding annual meeting of shareholders of the Corporation or, in the case of the first annual meeting of shareholders of the Corporation following the Reincorporation, which is expected to be held in May 2001, any such nomination by a shareholder must be so delivered or received no later than the close of business on December 15, 2000, notwithstanding any determination by the Corporation to schedule such first annual meeting later than May 2001, and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders. Each such notice shall set forth:
(a) the name, age, business address and residence address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) the principal occupation or employment of the shareholder submitting the notice and of each person being nominated; (c) the class and number of shares of Corporation stock which are beneficially owned by the shareholder submitting the notice, by any person or entity who is an Affiliate or Associate of such shareholder (as such capitalized terms are defined in Rule 12b-2 of the Exchange Act, or any successor thereto), by any Person who is a member of any group with such shareholder with respect to the Corporation stock or who is known by such shareholder to be supporting such nominee(s) on the date the notice is given to the Corporation, by each person being nominated, and by each Person who is in control of, is controlled by or is under common control with any of the foregoing Persons; (d) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (e) a description of all arrangements or understandings between the shareholder and each nominee and any arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (f) such other information regarding the shareholder submitting the notice and each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (g) the consent of each nominee to serve as a director of the Corporation if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made


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in compliance with the foregoing procedures.

 ARTICLE V. OFFICERS

5.1 Designations. The officers of the Corporation shall be a President, a Secretary and a Treasurer appointed by the Board of Directors, as well as such Executive Vice Presidents, Vice Presidents, Assistant Vice Presidents, Assistant Secretaries, Assistant Treasurers and such other officers as the Board of Directors or the Chairman of the Board and President may designate. Officers of the Corporation shall be elected for one year by the directors at their first meeting after the annual meeting of shareholders, and officers of the Corporation shall hold office until their successors are elected and qualified. Any two or more offices may be held by the same person, except the offices of President and Secretary may not be held by the same person.

5.2 Powers and Duties. The officers of the Corporation shall have such authority and perform such duties as the Board of Directors or, in the case of officers with a title of Vice President or lower, the Chairman of the Board and President, may from time to time authorize or determine. In the absence of action by the Board of Directors or the Chairman of the Board and President, as applicable, the officers shall have such powers and duties as generally pertain to their respective offices.

The President shall be the chief executive officer of the Corporation, shall have general and active management of the business and affairs of the Corporation subject to the directions of the Board of Directors, and in the absence of the Chairman of the Board of Directors shall preside at all meetings of the shareholders and Board of Directors.

The Vice President or Vice Presidents shall assist the President in the performance of his duties and may further be assigned such specific areas of responsibility and such specific duties, subject to the supervision of the President, as the Board of Directors from time to time shall determine.

The Secretary, together with any Assistant Secretary or Secretaries the Board decides to appoint and/or the designee or designees of such officers, shall have custody of, and maintain, all of the corporate records except the financial records; shall record the minutes of all meetings of the shareholders and Board of Directors; shall send all notices of all meetings; and shall perform such


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other duties as may be prescribed by the Board of Directors or the President.

The Treasurer and/or his designee shall have custody of all corporate funds and financial records, shall keep full and accurate accounts of receipts and disbursements and render accounts thereof at the annual meetings of shareholders and whenever else required by the Board of Directors or the President, and shall perform such other duties as may be prescribed by the Board of Directors or the President.

5.3 Delegation. In the case of absence or inability to act of any officer of the Corporation and of any person herein authorized to act in his place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer or any director or other person whom it may select.

5.4 Vacancies. Vacancies in any office arising from any cause may be filled by the Board of Directors at any regular or special meeting of the Board.

5.5 Term - Removal. The officers of the Corporation shall hold office until their successors are chosen and qualified. Any officer or agent elected or appointed by the Board of Directors or by the Chairman and the President may be removed at any time, with or without cause, by the affirmative vote of a majority of the whole Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

5.6 Bonds. The Board of Directors may, by resolution, require any and all of the officers to give bonds to the Corporation, with sufficient surety or sureties, conditions for the faithful performance of the duties of their respective offices, and to comply with such other conditions as may from time to time be required by the Board of Directors.

ARTICLE VI. INDEMNIFICATION, ETC. OF DIRECTORS, OFFICERS AND EMPLOYEES

6.1 Indemnification. The Corporation shall provide indemnification to its directors, officers, employees, agents and former directors, officers, employees and agents and to others in accordance with the Corporation's Certificate of Incorporation.

6.2 Advancement of Expenses. Reasonable expenses (including attorneys' fees) incurred by a director, officer or employee of the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding


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described in Section 6.1 may be paid by the  Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors only upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that the person is not entitled to be indemnified by the Corporation.

6.3 Other Rights and Remedies. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Corporation's Certificate of Incorporation, any agreement, vote of shareholders or disinterested directors or otherwise, both as to actions in their official capacity and as to actions in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such person.

6.4 Insurance. Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer of employee of the Corporation, or is or was serving at the request of the corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of its Certificate of Incorporation or this Article VI.

6.5 Modification. The duties of the Corporation to indemnify and to advance expenses to a director, officer or employee provided in this Article VI shall be in the nature of a contract between the Corporation and each such person, and no amendment or repeal of any provision of this Article VI shall alter, to the detriment of such person, the right of such person to the advance of expenses or indemnification related to a claim based on an act or failure to act which took place prior to such amendment or repeal.

 ARTICLE VII. DIVIDENDS; FINANCE; AND FISCAL YEAR

7.1 Dividends. Subject to the applicable provisions of the General Corporation Law of the State of Delaware, dividends upon the capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property or in shares of the capital stock


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of the Corporation.  Before payment of any dividend,  there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, may deem proper as a reserve or reserves to meet contingencies, or for dividends, or for repairing or maintaining any property of the Corporation, or for any other proper purpose, and the Board of Directors may modify or abolish any such reserve.

7.2 Disbursements. All checks or demand for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

7.3 Depositories. The monies of the Corporation shall be deposited in the name of the Corporation in such financial institutions, trust companies or other entities as the Board of Directors shall designate, and shall be drawn out only by check or other order for payment of money signed by such persons and in such manner as may be determined by resolution of the Board of Directors.

7.4 Fiscal Year. The fiscal year of the Corporation shall end on the 31st day of December of each year.

ARTICLE VIII. NOTICES

Except as may otherwise be required by law, any notice to any shareholder or director may be delivered personally or by mail. If mailed, the notice shall be deemed to have been delivered when deposited in the United States mail, addressed to the addressee at his last known address in the records of the Corporation, with postage thereon prepaid.

 ARTICLE IX. SEAL

The corporate seal of the Corporation shall be in such form and bear such inscription as may be adopted by resolution of the Board of Directors, or by usage of the officers on behalf of the Corporation.

 ARTICLE X. BOOKS AND RECORDS

The Corporation shall keep correct and complete books and records of account and shall keep minutes of meetings and proceedings of its shareholders and Board of Directors (including committees thereof); and it shall keep at its registered


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office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of the shares held by each. Any books, records and minutes may be in written form or any other form capable of being converted into written form within a reasonable time.

 ARTICLE XI. AMENDMENTS

11.1 Amendments. The Board of Directors or shareholders may adopt, alter, amend or repeal these Amended and Restated Bylaws of the Corporation. Such action by the Board of Directors shall require the affirmative vote of a majority of the directors then in office at any regular or special meeting of the Board of Directors. Such action by the shareholders shall require the affirmative vote of at least a majority of the then outstanding shares of Common Stock, as well as such additional vote of the Preferred Stock as may be required by the provisions of any series thereof.

11.2 Emergency Bylaws. The Board of Directors may adopt emergency Bylaws, subject to repeal or change by action of the shareholders, which shall be operative during any national or local emergency.

 ARTICLE XII. USE OF PRONOUNS

Use of the  masculine  gender in these  Amended  and  Restated  Bylaws  shall be
considered  to  represent   either   masculine  or  feminine   gender   whenever
appropriate.


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                                   APPENDIX D

                                   ARTICLE 15

                               Dissenter's Rights

         13.1-729  DEFINITIONS.-- In this article:
         "Corporation" means the issuer of the shares held by a dissenter before the corporate action, except that (i) with respect to a merger, "corporation" means the surviving domestic or foreign corporation or limited liability company by merger of that issuer, and (ii) with respect to a share exchange, "corporation"means the acquiring corporation by share exchange, rather than the issuer, if the plan of share exchange places the responsibility for dissenters' rights on the acquiring corporation.

         "Dissenter" means a shareholder who is entitled to dissent from corporate action under ss.13.1-730 and who exercises that right when and in the manner required by ss.ss.13.1-730 through 13.1-739.

         "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

         "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or if none, at a rate that is fair and equitable under all the circumstances.

         "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

         "Beneficial shareholder" means the person who is a beneficial owner of shares held by a nominee as the record shareholder.



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         "Shareholder"   means  the  record   shareholder   or  the   beneficial
shareholder.

         13.1-730 RIGHT TO DISSENT. -- A. A shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

         1. Consummation of a plan of merger to which the corporation is a party
(i) if shareholder approval is required for the merger by ss.13.1-718 or the articles of incorporation and the shareholder is entitled to vote on the merger or (ii) if the corporation is a subsidiary that is merged with its parent under ss.13.1-719;

2. Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

          3. Consummation of a sale or exchange of all, or substantially all, of the property of the corporation if the shareholder was entitled to vote on the sale or exchange or if the sale or exchange was in furtherance of a dissolution on which the shareholder was entitled to vote, provided that such dissenter's rights shall not apply in the case of (i) a sale or exchange pursuant to court order, or (ii) a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

         4. Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

         B. A shareholder entitled to dissent and obtain payment for his shares under this article may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

         C. Notwithstanding any other provision of this article, with respect to a plan of merger or share exchange or a sale or exchange of property there shall be no right of dissent in favor of holders of shares of any class or series which, at the record date fixed to determine the shareholders entitled to


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receive  notice  of and to vote at the  meeting  at which  the plan of merger or share exchange or the sale or exchange of property is to be acted on, were (i) listed on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System (NASDAQ) or (ii) held by at least 2,000 record shareholders, unless in either case:

1. The articles of incorporation of the corporation issuing such shares provide otherwise;

2. In the case of a plan of merger or share exchange, the holders of the class or series are required under the plan of merger or share exchange to accept for such shares anything except:
         a.       Cash;
         b. Shares or membership interests, or shares or membership interests and cash in lieu of fractional shares (i) of the surviving or acquiring corporation or limited liability company or (ii) of any other corporation or limited liability company which, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting at which the plan of merger or share exchange is to be acted on, were either listed subject to notice of issuance on a national securities exchange or held of record by at least 2,000 record shareholders or members; or

        c. A combination of cash and shares or membership interests as set forth in subdivisions 2a and 2b of this subsection; or

3. The transaction to be voted on is an "affiliated transaction" and is not approved by a majority of "disinterested directors" as such terms are defined inss.13.1-725.

D. The right of a dissenting shareholder to obtain payment of the fair value of his shares shall terminate upon the occurrence of any one of the following events:
         1. The proposed corporate action is abandoned or rescinded;
         2. A court having jurisdiction permanently enjoins or sets aside the corporate action; or
         3. His demand for payment is withdrawn with the written consent of the corporation.

E. Notwithstanding any other provision of this article, no shareholder of a corporation located in a county having a county manager form of government and


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which is exempt from income  taxation under  ss.501(c) or ss.528 of the Internal
Revenue Code and no part of whose income inures or may inure to the benefit of any private shareholder or individual shall be entitled to dissent and obtain payment for his shares under this article.

         13.1-731 DISSENT BY NOMINEES AND BENEFICIAL OWNERS. -- A. A record shareholder may assert dissenters rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

B. A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:
         1. He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and
         2. He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

         13.1-732 NOTICE OF DISSENTERS' RIGHTS. -- A. If proposed corporate action creating dissenters' rights under ss.13.1-730 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

         B.If corporate action creating dissenters' rights under ss.13.1-730 is taken without a vote of shareholders, the corporation, during the ten-day period after the effectuation of such corporate action, shall notify in writing all record shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in ss.13.1-734.

         13.1-733 NOTICE OF INTENT TO DEMAND PAYMENT. -- A. If proposed corporate action creating dissenters' rights under ss.13.1-730 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights (i) shall deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is


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effectuated and (ii) shall not vote such shares in favor of the proposed action.

         B. A shareholder who does not satisfy the requirements of subsection A of this section is not entitled to payment for his shares under this article.

         13.1-734 DISSENTERS' NOTICE. -- A. If proposed corporate action creating dissenters' rights under ss.13.1-730 is authorized at a shareholders' meeting, the corporation, during the ten-day period after the effectuation of such corporate action, shall deliver a dissenters' notice in writing to all shareholders who satisfied the requirements of ss.13.1-733.

         B.       The dissenters' notice shall:
         1. State where the payment demand shall be sent and where and when certificates for certificated shares shall be deposited;
         2. Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
         3. Supply a form for demanding payment that includes the date of the firstannouncement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before or after that date;
         4. Set a date by which the corporation must receive the payment emand, which date may not be fewer than thirty nor more than sixty days after the date of delivery of the dissenters' notice; and
         5. Be accompanied by a copy of this article.

         13.1-735 DUTY TO DEMAND PAYMENT. -- A. A shareholder sent a dissenters' notice described in ss.13.1-734 shall demand payment, certify that he acquired beneficial ownership of the shares before or after the date required to be set forth in the dissenters' notice pursuant to paragraph 3 of subsection B of ss.13.1-734, and, in the case of certificated shares, deposit his certificates in accordance with the terms of the notice.

         B. The shareholder who deposits his shares pursuant to subsection A of this section retains all other rights of a shareholder except to the extent that these rights are cancelled or modified by the taking of the proposed corporate action.

         C. A  shareholder  who does not demand  payment and  deposits his share


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certificates where required,  each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.

         13.1-736          SHARE  RESTRICTIONS. -- A. The  corporation  may
restrict the transfer of uncertificated shares from the date the demand for their payment is received.
         B. The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder except to the extent that these rights are cancelled or modified by the taking of the proposed action.

         13.1-737 PAYMENT. -- A. Except as provided in ss.13.1-738, within thirty days after receipt of a payment demand made pursuant to ss.13.1-735, the corporation shall pay the dissenter the amount the corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the corporation under this paragraph may be enforced (i) by the circuit court in the city or county where the corporation's principal office is located, or, if none in this Commonwealth, where its registered office is located or (ii) at the election of any dissenter residing or having its principal office in the Commonwealth, by the circuit court in the city or county where the dissenter resides or has its principal office. The court shall dispose of the complaint on an expedited basis.

         B.       The payment shall be accompanied by:
         1. The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the effective date of the corporate action creating dissenters' rights, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

         2. An explanation of how the corporation estimated the fair value of the shares and of how the interest was calculated;
         3. A statement of the dissenters' right to demand payment underss.13.1-739; and
         4.       A copy of this article.

         13.1-738 -- AFTER-ACQUIRED SHARES. -- A. A corporation may elect to withhold payment required by ss.13.1-737 from a dissenter unless he was the beneficial owner of the shares on the date of the first publication by news media or the first announcement to shareholders generally, whichever is earlier,


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of the terms of the proposed  corporate  action, as set forth in the dissenters'
notice.

         B. To the extent the corporation elects to withhold payment under subsection A of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer an explanation of how it estimated the fair value of the shares and of how the interest was calculated, and a statement of the dissenter's rights to demand payment under ss.13.1-739.

         13.1-739 PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER. -- A. A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate (less any payment under ss.13.1-737), or reject the corporation's offer under ss.13.1-738 and demand payment of the fair value of his shares and interest due, if the dissenter believes that the amount paid under ss.13.1-737 or offered under ss.13.1-738 is less than the fair value of his shares or that the interest due is incorrectly calculated.

         B. A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection A of this section within thirty days after the corporation made or offered payment for his shares.

         13.1-740 COURT ACTION.--A. If a demand for payment under ss.13.1-739 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the circuit court in the city or county described in subsection B of this section to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

         B. The corporation shall commence the proceeding in the city or county where its principal office is located, or, if none in this Commonwealth, where its registered office is located. If the corporation is a foreign corporation without a registered office in this Commonwealth, it shall commence the proceeding in the city or county in this Commonwealth where the registered office of the domestic corporation merged with or whose shares were acquired by


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the foreign corporation was located.

         C. The corporation shall make all dissenters, whether or not residents of this Commonwealth, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

D. The corporation may join as a party to the proceeding any shareholder who claims to be a dissenter but who has not, in the opinion of the corporation, complied with the provisions of this article. If the court determines that such shareholder has not complied with the provisions of this article, he shall be dismissed as a party E. The jurisdiction of the court in which the proceeding is commenced under subsection B of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

         F. Each dissenter made a party to the proceeding is entitled to judgment (i) for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation or (ii) for the fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under ss.13.1-738.

         13.1-741 COURT COSTS AND COUNSEL FEES.--A. The court in an appraisal proceeding commenced under ss.13.1-740 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters did not act in good faith in demanding payment under ss.13.1-739.

         B. The court may also assess the reasonable fees and expenses of experts, excluding those of counsel, for the respective parties, in amounts the court finds equitable:
         1. Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements ofss.ss.13.1-732 through 13.1-739; or


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

         2. Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed did not act in good faith with respect to the rights provided by this article.

         C. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

         D. In a proceeding commenced under subsection A of ss.13.1-737 the court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.


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                                   APPENDIX E

                         ALLSTATE FINANCIAL CORPORATION

                             2000 STOCK OPTION PLAN

                                    ARTICLE I

                            ESTABLISHMENT OF THE PLAN

         Allstate Financial Corporation (the "Corporation") hereby establishes this 2000 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.

                                   ARTICLE II

                               PURPOSE OF THE PLAN

         The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees and Non-Employee Directors for outstanding performance. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind. Each recipient of an Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Award hereunder.

                                   ARTICLE III

                                   DEFINITIONS

         3.01 "Award" means an Option or Stock Appreciation Right granted pursuant to the terms of this Plan.

         3.02     "Board" means the Board of Directors of the Corporation.



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

         3.03 "Change in Control of the Corporation" shall mean the occurrence of any of the following: (i) an event that would be required to be reported in response to Item 1(a) of Form 8-K or Item 6(e) of Schedule 14A of Regulation 14A pursuant to the Exchange Act, or any successor thereto, whether or not any class of securities of the Corporation is registered under the Exchange Act; (ii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities, other than Value Partners, Ltd. or its affiliates; (iii) during any period of thirty-six consecutive months during the term of an Award, individuals who at the beginning of such period constitute the Board of Directors of the Corporation, and any new director whose election by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the three-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors; (iv) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the surviving corporation outstanding immediately after such merger or consolidation; or (v) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets. If any of the events enumerated in clauses (i) through (iii) occur, the Board shall determine the effective date of the Change in Control resulting therefrom for purposes of the Plan.

         3.04     "Code" means the Internal Revenue Code of 1986, as amended.

         3.05 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof, each of whom shall be a Non-Employee Director as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto and within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.



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         3.06     "Common Stock" means shares of common stock, no par value per share, of the Corporation.

         3.07 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such individual for disability benefits under the Federal Social Security System.

         3.08 "Effective Date" means the date this Plan is approved by the Board of Directors of the Corporation, which date of adoption was June 13, 2000.

         3.09 "Employee" means any person who is employed by the Corporation or any Subsidiary Company, or is an Officer of the Corporation or any Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or any Subsidiary Company.

         3.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         3.11 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

         3.12 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

         3.13 "Non-Employee Director" means a member of the Board of the Corporation or any successor thereto, including an advisory director or a director emeritus of the Board of the Corporation, who is not an Officer or


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Employee of the Corporation or any Subsidiary Company.

         3.14 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

         3.15 "Officer" means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

         3.16 "Option" means a right granted under this Plan to purchase Common Stock.

         3.17 "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

         3.18 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Corporation, or, if no such plan is applicable, a termination of employment with the Corporation or any successor thereto after reaching age 65. With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or any successor thereto (including service as a director emeritus) after attaining the age of 70.

         3.19 "Stock Appreciation Right" means a right to surrender an Option in consideration for a payment by the Corporation in cash and/or Common Stock, as provided in the discretion of the Board or the Committee in accordance with
Section 8.10.

         3.20 "Subsidiary Companies" means those subsidiaries of the Corporation which meet the definition of "subsidiary corporations" set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

         4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation,


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rules,  regulations  and  procedures  which  (i) deal  with  satisfaction  of an
Optionee's tax withholding obligation pursuant to Section 12.01 hereof, (ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, (iii) establish the method and arrangements by which an optionee may defer the recognition of income upon the exercise of a Non-Qualified Option or Stock Appreciation Right pursuant to Article XIII hereof, and (iv) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board.

4.02 Appointment and Operation of the Committee. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an "outside director" within the meaning of
Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

         4.03 Revocation for Misconduct. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, or any Stock Appreciation Right, to the extent not yet exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or


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

willful violation of any law, rule, or regulation (other than traffic violations or similar offenses). Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Certificate of Incorporation and Bylaws shall terminate as of the effective date of such removal.

         4.04 Limitation on Liability. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted pursuant thereto or any Awards granted hereunder. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         4.05 Compliance with Law and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option or Stock Appreciation Right may be exercised if such exercise would be contrary to applicable laws and regulations.

         4.06 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

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

                                    ARTICLE V

                                   ELIGIBILITY

         Awards may be granted to such Employees and Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Awards of Non-Qualified Options pursuant to this Plan.


                                   ARTICLE VI

                        COMMON STOCK COVERED BY THE PLAN

         6.01 Option Shares. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in
Article IX, shall be the lesser of 8% of the then issued and outstanding shares of Common Stock (as may be increased from time to time) or 450,000 shares of Common Stock, provided that any decrease in the number of issued and outstanding shares of Common Stock shall not result in a reduction in the number of shares of Common Stock that may be issued pursuant to this Plan other than as set forth in Article IX hereof. None of such shares shall be the subject of more than one Award at any time (provided that Stock Appreciation Rights and the related Options shall be deemed to be a single Award), but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares. Notwithstanding the foregoing, if an Option is surrendered in connection with the exercise of a Stock Appreciation Right, the number of shares covered thereby shall not be available for grant under the Plan.

         6.02 Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

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

                                   ARTICLE VII

                                DETERMINATION OF

                         AWARDS, NUMBER OF SHARES, ETC.

         The Board or the Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option (in the case of Employees) and the exercise price of an Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors deemed relevant to accomplishing the purposes of the Plan.

                                  ARTICLE VIII

                      OPTIONS AND STOCK APPRECIATION RIGHTS

         Each Option granted hereunder shall be on the following terms and conditions:

         8.01 Stock Option Agreement. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

         8.02     Option Exercise Price.

                  (a) Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b), and subject to any applicable adjustment


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pursuant to Article IX hereof.

                  (b) Non-Qualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be established by the Committee at the time of grant, but in no event shall be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted, subject to any applicable adjustment pursuant to Article IX hereof.

         8.03  Vesting and Exercise of Options.

                  (a) General Rules. Incentive Stock Options and Non-Qualified Options granted hereunder shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Board or the Committee. Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof, no Option granted to an Employee or a Non-Employee Director shall continue to vest on or after the date the Optionee's service with the Corporation and all Subsidiary Companies (or any successor companies), including as a Non-Employee Director, is terminated. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares shall be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

                  (b) Accelerated Vesting. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director because of his death, Disability or Retirement. In addition, all outstanding Options shall become immediately vested and exercisable in full in the event that there is a Change in Control of the Corporation.

         8.04  Duration of Options.

                  (a) General Rule. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to an Employee shall be exercisable at any time on or after it vests and remain exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Employee ceases to be employed by the Corporation and all Subsidiary Companies, unless the Board or the Committee in its discretion decides at the


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

time of grant or thereafter to extend such period of exercise upon termination of employment to a period not exceeding five (5) years.

         Except as provided in Section 8.04(b), each Option or portion thereof granted to a Non-Employee Director shall be exercisable at any time on or after it vests and remain exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Non-Employee Director ceases to serve as a director of the Corporation and all Subsidiary Companies, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of service to a period not exceeding five (5) years.

                  (b) Exceptions. Unless the Board or the Committee shall specifically provide otherwise, (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the three (3) year period following his termination due to Disability or Retirement (or such longer period as may have been provided under Section 8.04(a) hereof), to exercise such Options, and (ii) if a Non-Employee Director terminates his service as a director with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the three (3) year period following his termination due to Disability or Retirement (or such longer period as may have been provided under Section 8.04(a) hereof), to exercise such Options.

         Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control of the Corporation without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term (or five-year term if Section 8.09(b) hereof is applicable) of the Option from the date of grant.

         If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period


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

following his death, to exercise such Options.

         In no event,  however,  shall any Option be  exercisable  more than ten
(10) years from the date it was granted.

         8.05 Nonassignability. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds vested Non-Qualified Options may transfer such Options to his spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

         8.06 Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

         8.07 Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of such Option shall be made to the Corporation upon exercise of such Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, (iv) at the discretion of the Board or the Committee, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or (v) any combination of the foregoing. With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open


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market transactions or (y) issued by the Corporation pursuant to a plan thereof, in each case more than six months prior to the exercise date of the Option.

         8.08 Voting and Dividend Rights. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

         8.09 Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

                  (a) Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan, and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

                  (b) Limitation on Ten Percent Stockholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section
8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

                  (c) Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of


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

Common Stock acquired through exercise of an Incentive Stock Option,  within two
(2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee or the Board may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this
Section 8.09(c).

         8.10     Stock Appreciation Rights.

                  (a) General Terms and Conditions. The Board or the Committee may, but shall not be obligated to, authorize the Corporation, on such terms and conditions as it deems appropriate in each case, to grant rights to Optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (each such right being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Board or the Committee, may be made in shares of Common Stock valued at the then Fair Market Value thereof, or in cash, or partly in cash and partly in shares of Common Stock.

         The terms and conditions with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this Section 8.10 and the Plan: the period during which, date by which or event upon which the Stock Appreciation Right may be exercised; the method for valuing shares of Common Stock for purposes of this Section 8.10; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise and cancellation of the Stock Appreciation Right; and arrangements for income tax withholding. The Board or the Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted.

                  (b) Time Limitations. If a holder of a Stock Appreciation Right terminates service with the Corporation as an Officer or Employee, the


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Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised.

                  (c) Effects of Exercise of Stock Appreciation Rights or Options. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

                  (d) Time of Grant. A Stock Appreciation Right granted in connection with an Incentive Stock Option must be granted concurrently with the Option to which it relates, while a Stock Appreciation Right granted in connection with a Non-Qualified Option may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option.

                  (e) Non-Transferable. The holder of a Stock Appreciation Right may not transfer or assign the Stock Appreciation Right otherwise than by will or in accordance with the laws of descent and distribution, and during a holder's lifetime a Stock Appreciation Right may be exercisable only by the holder.

                                   ARTICLE IX

                         ADJUSTMENTS FOR CAPITAL CHANGES

         The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any outstanding Award relates, and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other


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securities of the  Corporation or of another  corporation,  each recipient of an
Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options. Notwithstanding any provision to the contrary herein and to the extent permitted by applicable laws and regulations and interpretations thereof, the exercise price of shares subject to outstanding Awards shall be proportionately adjusted upon the payment by the Corporation of a special cash dividend or return of capital in an amount per share which exceeds 10% of the Fair Market Value of a share of Common Stock as of the date of declaration, provided that the adjustment to the per share exercise price shall satisfy the criteria set forth in Emerging Issues Task Force 90-9 (or any successor thereto) so that the adjustments do not result in compensation expense, and provided further that if such adjustment with respect to Incentive Stock Options would be treated as a modification of the outstanding incentive stock options with the effect that, for purposes of Sections 422 and 425(h) of the Code, and the rules and regulations promulgated thereunder, new Incentive Stock Options would be deemed to be granted hereunder, then no adjustment to the per share exercise price of outstanding Incentive Stock Options shall be made.

                                    ARTICLE X

                      AMENDMENT AND TERMINATION OF THE PLAN

         The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan


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except as specifically authorized herein.

                                   ARTICLE XI

                          EMPLOYMENT AND SERVICE RIGHTS

         Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

                                   ARTICLE XII

                                   WITHHOLDING

         12.01 Tax Withholding. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in
Section 8.09(c).

         12.02 Methods of Tax Withholding. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Optionee's delivery of previously owned shares of Common Stock or other property.

                                  ARTICLE XIII

                                DEFERRED PAYMENTS

         13.01   Deferral   of   Options   and   Stock   Appreciation    Rights.
Notwithstanding any other provision of this Plan, any Optionee who is either a Non-Employee Director or an executive officer of the Corporation may elect, with


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

the  concurrence  of  the  Committee  and  consistent   with  any   requirements
established by the Board (which requirements may include the adoption of a separate deferred compensation plan or trust by the Corporation), to defer the recognition of ordinary income resulting from the exercise of any Non-Qualified Option not transferred under the provisions of Section 8.05 hereof and of any Stock Appreciation Rights.

         13.02 Timing of Election. The election to defer the recognition of ordinary income resulting from the exercise of any eligible Non-Qualified Option or Stock Appreciation Right must be made at least six (6) months prior to the date such Option or Stock Appreciation Right is exercised or at such other time as the Committee may specify. Deferrals of eligible Non-Qualified Options or Stock Appreciation Rights shall only be allowed for exercises of Options and Stock Appreciation Rights that occur while the Participant is in active service with the Corporation or one of its Subsidiary Companies. Any election to defer the ordinary income resulting from the exercise of an eligible Non-Qualified Option or Stock Appreciation Right shall be irrevocable as long as the Optionee remains an Employee or a Non-Employee Director of the Corporation or one of its Subsidiary Companies.

                                   ARTICLE XIV

                        EFFECTIVE DATE OF THE PLAN; TERM

         14.01 Effective Date of the Plan. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder on or after the Effective Date and no later than the termination of the Plan, provided that any Awards granted prior to approval of the Plan by the stockholders of the Corporation shall not be exercisable until this Plan is approved by stockholders of the Corporation pursuant to Article XV hereof.

         14.02 Term of the Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

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

                                   ARTICLE XV

                              STOCKHOLDER APPROVAL

         The Corporation shall submit this Plan to stockholders for approval at a meeting of stockholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of Sections 162(m) and 422 of the Code and regulations thereunder, and any other applicable statutory, regulatory or stock market requirements.

                                   ARTICLE XVI

                                  MISCELLANEOUS

         16.01 Governing Law. This Plan shall be construed under the laws of the State of Virginia.

         16.02 Pronouns. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.




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                                   APPENDIX F

                         ALLSTATE FINANCIAL CORPORATION

              2000 RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

         1. Name of Plan. This plan shall be known as the "Allstate Financial Corporation 2000 Restricted Stock Plan for Non-Employee Directors"
 and is hereinafter referred to as the "Plan."

         2. Effective Date. This Plan shall become effective as of June 13, 2000, the date it was approved by the Board of Directors of Allstate Financial Corporation (the "Company").

         3. Compensation Paid in the Form of Restricted Shares. On the Effective Date, restricted shares of common stock of the Company shall be granted to each of the non-employee directors of the Company in the amounts set forth below in
Section 4, with the grants to be contingent upon the receipt of stockholder approval of the Plan. If stockholder approval is not received, the grants shall be null and void. Because these non-employee directors have not received any cash compensation, stock options or other form of compensation since June 1999, the restricted shares to be granted as of the Effective Date will represent compensation for services previously rendered and will become fully vested upon the receipt of stockholder approval of the Plan.

         4. Eligible Participants and Amount of Compensation. On the Effective Date, an aggregate of 175,000 restricted shares of common stock shall be granted to the non-employee directors of the Company in the amounts set forth below:


           Name                                                Number of Shares


                C. Scott Bartlett                                         25,000

                David W. Campbell                                         50,000

                 Steven Lefkowitz                                         25,000

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

                 Edward A. McNally                                        25,000

                 William H. Savage                                        25,000

                 Lindsay B. Trittipoe                                     25,000


         5. Source of Shares. The shares of common stock to be issued pursuant to this Plan may be authorized but unissued shares or may be treasury shares, as shall be determined by the President and Chief Executive Officer of the Company.

         6. Restrictive Legend on Stock Certificates. The certificates evidencing the common stock to be issued pursuant to this Plan upon the receipt of stockholder approval shall bear a restrictive legend in substantially the following form:

                  "THE SHARES OF COMMON STOCK EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES ACT, AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER SUCH ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED."

         7. Withholding Taxes. When the shares of common stock of the Company are to be issued upon the receipt of stockholder approval, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any applicable federal, state and local withholding tax requirements prior to the issuance or delivery of the certificate(s) for such shares.

         8. No Stockholder Rights Prior to Vesting. The recipients of the restricted stock grants shall have no stockholder rights with respect to the underlying shares prior to the grants becoming fully vested and the underlying shares being issued upon the receipt of stockholder approval of the Plan.


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


                         ALLSTATE FINANCIAL CORPORATION
                                REVOCABLE PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALLSTATE FINANCIAL CORPORATION FOR USE ONLY AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 8, 2000 AND AT ANY ADJOURNMENT THEREOF.

        The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Bank of America, 8300 Greensboro Drive, McLean, VA 22102 on August 8, 2000 at 11:00 a.m., Eastern Time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as follows:

1. Election of Directors

        FOR all nominees listed                            WITHHOLD authority to
        (except as marked to the                           vote for all nominees
        contrary below)                                             listed below

Nominees for one-year term:    David W. Campbell, Charles G. Johnson,
Steven W. Lefkowitz,  Edward A. McNally, William H. Savage and
 Lindsay B. Trittipoe

To withhold authority to vote for some but not all of the nominees, write the name of the nominee(s) in the space provided below:

               -----------------------------------------------------------------

2.       Approval of the Company's reincorporation as a Delaware corporation.

         (a) Approve the merger of the Company with Allstate Delaware, with Allstate Delaware to be the surviving entity, and approve the Merger Agreement, the Certificate of Incorporation, and the Bylaws, other than as to matters recommended in proposals 2(b), 2(c), and 2(d);

        FOR                                AGAINST                      ABSTAIN

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

         (b) Approve the provisions in the Certificate of Incorporation of Allstate Delaware prohibiting, after the merger, any attempted sale, purchase, transfer, assignment, conveyance, pledge or other disposition ("Transfer") of any stock, warrants, rights or options in Allstate Delaware to any person or entity who owns (or would own after giving effect to the Transfer) more than 4.9% of any class of securities of Allstate Delaware, unless the Transfer is approved by at least two-thirds of the board of directors of Allstate Delaware;

         FOR                               AGAINST                      ABSTAIN

         (c) Approve the provision in the Allstate Delaware Certificate of Incorporation which provides that the number of shares of common stock which Allstate Delaware is authorized to issue after the merger is 20,000,000, compared with the maximum 10,000,000 authorized shares of common stock which may be issued by the Company;

         FOR                                AGAINST                      ABSTAIN







         (d) Approve the provisions in the Allstate Delaware Bylaws which provide that stockholders who want to make a nomination for the election of directors or a proposal for new business at any annual meeting after the merger must deliver a written notice to the secretary of Allstate Delaware providing certain specified information, so that it is received not less than 120 days prior to the anniversary date of the mailing of proxy materials by Allstate
Delaware in connection with the immediately preceding annual meeting of stockholders or, with respect to the first annual meeting to be held after completion of the merger, by December 15, 2000;

         FOR                              AGAINST                       ABSTAIN


3.       Approval of the Company's 2000 Stock Option Plan.

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

        FOR                                AGAINST                      ABSTAIN

4. Approval of the Company's 2000 Restricted Stock Plan for Non-Employee Directors.

        FOR                                AGAINST                      ABSTAIN

5. Ratification of the appointment of McGladrey & Pullen, LLP as independent auditors for the year ending December 31, 2000.

        FOR                                AGAINST                      ABSTAIN

        In their discretion, the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

        The Board of Directors recommends that you vote FOR the Board of Directors' nominees and FOR each of the proposals listed above. Shares of common stock of the Company will be voted as specified. If no specification is made, shares will be voted for the election of the Board of Directors' nominees to the Board of Directors, FOR proposals 2(a), 2(b), 2(c), 2(d), 3, 4 and 5 and otherwise at the discretion of the proxies. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. This proxy may be revoked at any time before it is exercised.

        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Allstate Financial Corporation called for August 8, 2000, a Proxy Statement for the Annual Meeting and the 1999 Annual Report on Form 10-KSB.

        PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

Dated:                                                  , 2000
        ------------------------------------------------


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                                                             Signature(s)


Please sign exactly as your name(s) appear on this Proxy. Only one signature is required in the case of a joint account. When signing in a representative capacity, please give title.

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